UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2005

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2005 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 9, 2005.

Stock Fund

Established 1965

(Closed to New Investors)

Semi-Annual Report

June 30, 2005

2005

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/05 SF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 0.7% for the six months ended June 30, 2005, compared to a total return of -0.8% for the Standard & Poor’s 500 (S&P 500). Longer-term results for the Fund can be found on the following page. On June 30, the Fund had net assets of $46.3 billion and a cash position of 5.5%.

Semi-Annual Performance Review

The Fund outperformed the S&P 500 for the six months ended June 30, 2005. During this period, the Fund benefited from a higher relative weighting (10% versus 8%) in Energy stocks. Strong performers in the Fund’s Energy holdings included Unocal (up 52%) and ConocoPhillips (up 34%). In addition, the Fund’s investments in the Health Care sector performed better than those in the S&P 500 (e.g., HCA up 43% and WellPoint up 21%). Conversely, the weak performance from the Fund’s Consumer Discretionary holdings, combined with a higher weighting (21% versus 11%) than the S&P 500 in this sector, detracted from relative results. Particularly weak stocks included Delphi (down 48%), Time Warner, (down 14%) and McDonald’s (down 13%).

Morningstar® Address

In June, I, Harry Hagey, in my capacity as Chairman and CEO of Dodge & Cox was invited to speak at Morningstar’s Investment Conference. I thought it would be helpful to share an excerpt of that speech with our shareholders:

So, how did the small, local firm founded in the 1930s, which I joined in the late 1960s, become the firm we are today? What I would like to do now is to summarize for you what I think are the key components that make Dodge & Cox a successful money management firm.

First and Most Important—Our Current Clients

We are in the business of providing continuous high-quality investment management service to our existing clients. We decided a long time ago that we are not in business to provide a series of financial products to the investment market place. Another way to look at this is that we are in the investment business and not in the money gathering business. We do not advertise, we do not have a marketing department and no one at our firm is paid commissions or compensated directly for bringing in new business. We concluded that if we did a good job, the word would get around. We have relatively low expense ratios with no 12b-1 or other fees. In general, our firm’s investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long-term*. Please note that I did not say to beat a particular benchmark or to have low tracking error. If we believe that a significant part of the market is unattractive, we will not be in it. Finally, ethical considerations are paramount—we work hard to maintain our reputation.

Second—Our Employees

With regard to our own people, we insist on respect for each individual employee as well as for the entire firm. We work within a collegial and team-work environment with the goal of having everyone at the firm think as owners, not just as employees. Dodge & Cox has a long history, but it is still a small firm and its vitality is maintained by diplomatic entrepreneurship.

We also want all of our employees to share in the firm’s success. Our compensation structure provides salary and bonus for each member of our firm. The bonus is based on how well the firm has done and an employee’s contribution over time. We avoid any quantitative measurement of our research analysts’ performance because we make decisions as a group—we don’t believe in a “star system” or the reliance on any one individual. We try to create an environment where our analysts will not overly worry about making bad recommendations, and will be rewarded for sharing information with their peers.

Importantly, our independence, culture and compensation structure have led to low employee turnover which, in our opinion, is crucial to maintaining a consistent investment approach in difficult investment environments.

Third—Dodge & Cox

With regard to the firm, probably the most important characteristic is our independence. We require that shareholders of the firm be active employees. The firm is held widely with about one-third of employees being shareholders. We also believe it is important to have control of the investment service to our clients so we have no joint ventures. The only planning that we do is to make sure that we have assets in place, most important being people, so that we can continue to do a good job for our existing clients.

1 / Dodge & Cox Stock Fund

For Dodge & Cox, issues of ethics, independence, a focused teamwork investment approach, respect for the individual, and an absence of a marketing mindset are all key determinants in what makes us who we are.

One of my individual clients recently sent me a book by James P. Owen, called Cowboy Ethics—What Wall Street Can Learn from the Code of the West. The pictures in the book are fantastic and I also believe that the book has real wisdom. In the book Mr. Owen summarized the Code with ten rules. The ones that resonated with me most are: 1) Take Pride in Your Work, 2) Ride for the Brand, 3) Remember That Some Things Aren’t for Sale, and 4) Know Where to Draw the Line.

I think Dodge & Cox as a firm has lived by this Code.

In Closing

In spite of rising short-term interest rates and energy prices, we continue to be optimistic about the long-term prospects for the global economy. We are also optimistic about corporate earnings over the next three-to-five years; nevertheless, we are cautious about returns from the broad market given current valuations.

As always, Dodge & Cox’s investment approach remains focused on intensive “bottom-up” fundamental analysis, while maintaining a strong price discipline and long-term view. Increasingly, this approach has led us to find selected opportunities in global companies that are domiciled outside the U.S. The Fund’s 19 foreign investments are all listed on U.S. exchanges and now represent almost 17% of the Fund—near the 20% maximum limit allowed by the Fund’s prospectus.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

August 3, 2005

Ten Years of Investment Performance

through June 30, 2005 (in thousands)

Average annual total return for periods ended June 30, 2005

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	13.12%	13.00%	14.94%	15.23%
S&P 500	6.29	(2.37)	9.94	12.28

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

*	Please refer to the Fund’s prospectus for its investment objectives, policies and restrictions.

Dodge & Cox Stock Fund / 2

Fund Expenses

As a Fund shareholder, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 made at the beginning of the most recent six-month period and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid on your account over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expense your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,006.80	$2.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.39	2.64

*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Stock Fund

Fund Information	June 30, 2005

General Information

Net Asset Value Per Share	$129.49
Total Net Assets (millions)	$46,346
2004 Expense Ratio	0.53%
2004 Portfolio Turnover	11%
30-Day SEC Yield[1]	1.26%
Fund Inception	1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500
Number of Stocks	93	500
Median Market Capitalization (billions)	$17	$11
Weighted-Avg. Market Capitalization (billions)	$43	$89
Price-to-Earnings Ratio[2]	15.4x	16.2x
Price-to-Book Value Ratio	2.0x	2.8x
Foreign Stocks[3] (% of Fund)	16.8%	0.0%

Ten Largest Holdings[4]	% of Fund
Hewlett-Packard	3.3
Comcast Class A	3.1
Cardinal Health	2.5
Time Warner, Inc.	2.5
HCA, Inc.	2.5
News Corp. Class A	2.4
McDonald’s	2.2
Union Pacific	2.1
Sony ADR (Japan)	2.1
Matsushita Electric Industrial ADR (Japan)	2.1

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.3%	11.4%
Financials	18.4	20.4
Health Care	14.7	13.4
Information Technology	12.4	15.1
Energy	9.5	8.8
Materials	7.2	2.9
Industrials	6.0	11.2
Utilities	3.0	3.5
Consumer Staples	2.0	10.1
Telecommunication Services	1.0	3.2

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.
[3]	Foreign stocks are U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

Dodge & Cox Stock Fund / 4

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS: 94.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.3%
AUTOMOBILES & COMPONENTS: 0.7%
Delphi Corp.(c)	36,051,632	$167,640,089
Honda Motor Co., Ltd. ADR(b) (Japan)	7,670,400	188,768,544

		356,408,633
CONSUMER DURABLES & APPAREL: 5.5%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	62,884,200	954,582,156
Sony Corp. ADR(b) (Japan)	27,840,800	958,837,152
Thomson S.A. ADR(b) (France)	5,200,000	124,540,000
VF Corp.	3,467,900	198,433,238
Whirlpool Corp.(c)	4,388,050	307,646,185

		2,544,038,731
CONSUMER SERVICES: 2.2%
McDonald’s Corp.	36,530,400	1,013,718,600

MEDIA: 8.9%
Comcast Corp. Class A(a)	46,214,330	1,418,779,931
Interpublic Group of Companies, Inc.(a)	5,728,200	69,769,476
Liberty Media Corp. Series A(a)	33,502,700	341,392,513
News Corp. Ltd., Class A	69,579,238	1,125,792,071
Time Warner, Inc.(a)	70,114,600	1,171,614,966

		4,127,348,957
RETAILING: 3.0%
Dillard’s, Inc. Class A(c)	5,177,500	121,257,050
Gap, Inc.	8,972,500	177,206,875
Genuine Parts Co.(c)	8,953,800	367,911,642
May Department Stores Co.(c)	17,894,400	718,639,104

		1,385,014,671

		9,426,529,592
CONSUMER STAPLES: 2.0%
FOOD & STAPLES RETAILING: 0.2%
Wal-Mart Stores, Inc.	2,023,300	97,523,060

FOOD, BEVERAGE & TOBACCO: 1.8%
Unilever N.V.(b) (Netherlands)	12,564,000	814,524,120

		912,047,180
ENERGY: 9.5%
Amerada Hess Corp.	3,571,400	380,389,814
Baker Hughes, Inc.	9,717,750	497,160,090
ChevronTexaco Corp.	13,960,128	780,650,358
ConocoPhillips	11,286,800	648,878,132
Occidental Petroleum Corp.	5,153,100	396,427,983
Schlumberger Ltd.(b) (Netherlands Antilles)	3,170,400	240,760,176
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	12,111,400	703,187,884
Unocal Corp.	11,456,400	745,238,820

		4,392,693,257

	SHARES	VALUE
FINANCIALS: 18.4%
BANKS: 3.8%
Golden West Financial Corp.	8,898,600	$572,891,868
Wachovia Corp.	16,600,300	823,374,880
Wells Fargo & Co.	6,046,600	372,349,628

		1,768,616,376
DIVERSIFIED FINANCIALS: 4.7%
Capital One Financial Corp.	10,876,000	870,188,760
CIT Group, Inc.	8,507,403	365,563,107
Citigroup, Inc.	11,557,400	534,298,602
JPMorgan Chase & Co.	11,317,128	399,720,961

		2,169,771,430
INSURANCE: 7.4%
AEGON N.V. ADR(b) (Netherlands)	33,899,542	436,287,106
Chubb Corp.	5,738,750	491,294,387
Genworth Financial, Inc. Class A	8,869,300	268,118,939
Loews Corp.	7,518,900	582,714,750
MBIA, Inc.	1,767,000	104,800,770
Safeco Corp.	5,058,600	274,884,324
St. Paul Travelers Companies, Inc.	22,806,550	901,542,921
Torchmark Corp.	3,125,434	163,147,655
UnumProvident Corp.	11,748,800	215,238,016

		3,438,028,868
REAL ESTATE: 2.5%
Equity Office Properties Trust(c)	23,060,300	763,295,930
Equity Residential Properties Trust	11,143,500	410,303,670

		1,173,599,600

		8,550,016,274
HEALTH CARE: 14.7%
HEALTH CARE EQUIPMENT & SERVICES: 7.8%
Becton, Dickinson & Co.	4,222,350	221,546,704
Cardinal Health, Inc.	20,507,450	1,180,818,971
HCA, Inc.(c)	20,539,000	1,163,945,130
Thermo Electron Corp.(a),(c)	8,633,400	231,979,458
WellPoint, Inc.(a)	11,611,900	808,652,716

		3,606,942,979
PHARMACEUTICALS & BIOTECHNOLOGY: 6.9%
Bristol-Myers Squibb Co.	8,105,050	202,464,149
GlaxoSmithKline PLC ADR(b) (United Kingdom)	13,198,900	640,278,639
Pfizer, Inc.	27,167,925	749,291,372
sanofi-aventis ADR(b) (France)	10,250,000	420,147,500
Schering-Plough Corp.	37,202,100	709,072,026
Wyeth	10,868,800	483,661,600

		3,204,915,286

		6,811,858,265

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 6.0%
CAPITAL GOODS: 1.7%
American Power Conversion Corp.	4,862,281	$114,701,209
Fluor Corp.(c)	4,375,550	251,987,925
Masco Corp.	9,510,900	302,066,184
Volvo A.B. ADR(b) (Sweden)	3,360,200	136,279,631

		805,034,949
COMMERCIAL SERVICES & SUPPLIES: 0.6%
Pitney Bowes, Inc.	6,157,150	268,143,882

TRANSPORTATION: 3.7%
FedEx Corp.	9,129,900	739,613,199
Union Pacific Corp.(c)	14,860,950	962,989,560

		1,702,602,759

		2,775,781,590
INFORMATION TECHNOLOGY: 12.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	5,982,700	125,696,527
Freescale Semiconductor, Inc. Class B(a)	1,621,547	34,344,366

		160,040,893
SOFTWARE & SERVICES: 3.6%
BMC Software, Inc.(a),(c)	15,487,600	278,002,420
Compuware Corp.(a),(c)	19,357,100	139,177,549
Computer Sciences Corp.(a),(c)	12,893,600	563,450,320
Electronic Data Systems Corp.(c)	34,804,400	669,984,700

		1,650,614,989
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.5%
Avaya, Inc.(a),(c)	30,646,400	254,978,048
Hewlett-Packard Co.	66,027,163	1,552,298,602
Hitachi Ltd. ADR(b) (Japan)	470,200	28,503,524
Motorola, Inc.	37,292,900	680,968,354
NCR Corp.(a)	7,423,800	260,723,856
Storage Technology Corp.(a),(c)	7,511,200	272,581,448
Xerox Corp.(a),(c)	64,316,500	886,924,535

		3,936,978,367

		5,747,634,249
MATERIALS: 7.2%
Akzo Nobel N.V. ADR(b),(c) (Netherlands)	17,856,759	701,592,061
Alcoa, Inc.	3,671,983	95,948,916
Bayer A.G. ADR(b) (Germany)	116,900	3,890,432
Dow Chemical Co.	17,793,114	792,327,366
Engelhard Corp.(c)	8,291,100	236,710,905
International Paper Co.	5,989,300	180,936,753
Lubrizol Corp.	929,100	39,031,491
NOVA Chemicals Corp.(b),(c) (Canada)	4,752,570	145,238,539

	SHARES	VALUE
Rio Tinto PLC ADR(b) (United Kingdom)	4,630,831	$564,590,916
Rohm and Haas Co.	6,784,500	314,393,730
Syngenta A.G. ADR(b) (Switzerland)	12,651,800	257,970,202

		3,332,631,311
TELECOMMUNICATION SERVICES: 1.0%
AT&T Corp.(c)	13,024,550	247,987,432
Vodafone Group PLC ADR(b) (United Kingdom)	8,673,000	210,927,360

		458,914,792
UTILITIES: 3.0%
American Electric Power Co., Inc.	7,630,910	281,351,652
Duke Energy Corp.	23,919,300	711,120,788
FirstEnergy Corp.	4,486,500	215,845,515
Scottish Power PLC ADR(b) (United Kingdom)	4,586,800	163,290,080

		1,371,608,035

TOTAL COMMON STOCKS (Cost $34,038,805,499)		43,779,714,545

SHORT-TERM INVESTMENTS: 5.5%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$232,852,792	$232,852,792
State Street Repurchase Agreement, 2.65%, 7/1/05, maturity value $1,453,731,003 (collateralized by U.S. Treasury Securities, value $1,482,704,155 2.25%-7.00%, 11/15/05-6/30/07)	1,453,624,000	1,453,624,000
U.S. Treasury Bills
8/4/05	225,000,000	224,393,431
9/1/05	125,000,000	124,373,542
9/8/05	200,000,000	198,876,833
9/15/05	350,000,000	347,812,889

TOTAL SHORT-TERM INVESTMENTS (Cost $2,581,933,487)		2,581,933,487

TOTAL INVESTMENTS (Cost $36,620,738,986)	100.0%	46,361,648,032
OTHER ASSETS LESS LIABILITIES	—	(15,193,257)

TOTAL NET ASSETS	100.0%	$46,346,454,775

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Statement of Assets and Liabilities (unaudited)

June 30, 2005
Assets:
Investments, at value
Unaffiliated issuers (cost $28,824,468,001)	$38,458,838,113
Affiliated issuers (cost $7,796,270,985)	7,902,809,919

46,361,648,032
Receivable for investments sold	53,216,139
Receivable for Fund shares sold	95,201,428
Dividends and interest receivable	66,494,983
Prepaid expenses and other assets	87,085

46,576,647,667

Liabilities:
Payable for investments purchased	179,317,029
Payable for Fund shares redeemed	28,808,722
Management fees payable	19,104,334
Accounts payable	2,962,807

230,192,892

Net Assets	$46,346,454,775

Net Assets Consist of:
Paid in capital	$36,403,025,838
Undistributed net investment income	24,494,959
Undistributed net realized gain on investments	178,024,932
Net unrealized appreciation on investments	9,740,909,046

$46,346,454,775

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	357,918,177
Net asset value per share	$129.49

Statement of Operations (unaudited)

Six Months Ended June 30, 2005
Investment Income:
Dividends (net of foreign taxes of $8,748,135)
Unaffiliated issuers	$302,849,945
Affiliated issuers	94,926,706
Interest	33,173,065

430,949,716

Expenses:
Management fees	110,855,237
Custody and fund accounting fees	338,316
Transfer agent fees	3,878,742
Professional services	56,265
Shareholder reports	763,730
Registration fees	561,339
Trustees’ fees	58,126
Miscellaneous	175,628

116,687,383

Net Investment Income	314,262,333

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss)
Unaffiliated issuers	216,588,294
Affiliated issuers	(38,563,362)
Net change in unrealized appreciation	(154,643,387)

Net realized and unrealized gain	23,381,545

Net Increase in Net Assets from Operations	$337,643,878

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$314,262,333	$474,852,317
Net realized gain	178,024,932	1,417,766,177
Net change in unrealized appreciation	(154,643,387)	4,726,648,936

Net increase in net assets from operations	337,643,878	6,619,267,430

Distributions to Shareholders from:
Net investment income	(298,690,274)	(469,055,741)
Net realized gain	(259,138,331)	(1,173,587,700)

Total distributions	(557,828,605)	(1,642,643,441)

Fund Share Transactions:
Proceeds from sale of shares	5,220,551,916	11,863,567,462
Reinvestment of distributions	512,402,310	1,513,787,692
Cost of shares redeemed	(2,432,658,120)	(4,524,858,539)

Net increase from Fund share transactions	3,300,296,106	8,852,496,615

Total increase in net assets	3,080,111,379	13,829,120,604

Net Assets:
Beginning of period	43,266,343,396	29,437,222,792

End of period (including undistributed net investment income of $24,494,959 and $8,922,900, respectively)	$46,346,454,775	$43,266,343,396

Share Information:
Shares sold	40,552,063	99,334,591
Distributions reinvested	4,004,565	11,920,322
Shares redeemed	(18,884,680)	(37,725,900)

Net increase in shares outstanding	25,671,948	73,529,013

7 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees. All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Dodge & Cox Stock Fund / 8

Notes to Financial Statements (unaudited) (continued)

Book/tax differences are primarily due to differing treatment of short-term realized gains. At June 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($0.996 per share)	$348,999,029
Long-term capital gain ($0.604 per share)	208,829,576

Total distributions ($1.600 per share)	$557,828,605

At June 30, 2005, the tax basis components of net assets were as follows:

Unrealized appreciation	$10,169,974,745
Unrealized depreciation	(429,065,699)

Net unrealized appreciation	9,740,909,046
Undistributed ordinary income	53,904,369
Undistributed long-term capital gain	148,615,522
Paid-in capital	36,403,025,838

Net assets	$46,346,454,775

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2005, purchases and sales of securities, other than short-term securities, aggregated $5,567,704,152 and $2,322,351,504, respectively.

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the period ended June 30, 2005. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income [1]	Value at June 30, 2005
AT&T Corp.	52,008,200	—	(38,983,650)	13,024,550	$12,245,210	$— [3]

Akzo Nobel N.V. ADR (Netherlands)	18,186,723	—	(329,964)	17,856,759	15,758,795	701,592,061

Avaya Inc.	12,229,400	18,417,000	—	30,646,400	— [2]	254,978,048

BMC Software, Inc.	11,787,600	3,700,000	—	15,487,600	— [2]	278,002,420

Computer Science Corp.	12,893,600	—	—	12,893,600	— [2]	563,450,320

Compuware Corp.	19,357,100	—	—	19,357,100	— [2]	— [3]

Delphi Corp.	36,051,632	—	—	36,051,632	1,622,323	167,640,089

Dillard's Inc. Class A	5,177,500	—	—	5,177,500	414,200	121,257,050

Electronic Data Systems Corp.	33,204,400	1,600,000	—	34,804,400	3,400,440	669,984,700

Engelhard Corp.	6,266,100	2,025,000	—	8,291,100	1,866,864	236,710,905

Equity Office Properties Trust	22,260,300	800,000	—	23,060,300	23,060,300	763,295,930

Fluor Corp.	4,375,550	—	—	4,375,550	1,400,176	251,987,925

Genuine Parts Co.	8,953,800	—	—	8,953,800	5,596,125	367,911,642

HCA, Inc.	26,418,400	200,000	(6,079,400)	20,539,000	7,453,152	— [3]

May Department Stores Co.	17,894,400	—	—	17,894,400	8,768,256	718,639,104

NOVA Chemicals Corp. (Canada)	4,752,570	—	—	4,752,570	650,572	145,238,539

Storage Technology Corp.	7,511,200	—	—	7,511,200	— [2]	272,581,448

Thermo Electron	7,433,400	1,200,000	—	8,633,400	— [2]	231,979,458

Union Pacific Corp.	13,860,950	1,000,000	—	14,860,950	8,916,570	962,989,560

Whirlpool Corp.	4,388,050	—	—	4,388,050	3,773,723	307,646,185

Xerox Corp.	45,764,500	18,552,000	—	64,316,500	— [2]	886,924,535

					$94,926,706	$7,902,809,919

[1]	Net of foreign taxes, if any
[2]	Non-income producing
[3]	Company was not an affiliate at the end of the period

9 / Dodge & Cox Stock Fund

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001	2000
Net asset value, beginning of period	$130.22	$113.78	$ 88.05	$100.51	$ 96.67	$100.52

Income from investment operations:
Net investment income	0.89	1.54	1.60	1.53	1.72	2.06
Net realized and unrealized gain (loss)	(0.02)	20.08	26.59	(12.06)	7.05	13.28

Total from investment operations	0.87	21.62	28.19	(10.53)	8.77	15.34

Distributions to shareholders from:
Net investment income	(0.85)	(1.53)	(1.62)	(1.51)	(1.73)	(2.09)
Net realized gain	(0.75)	(3.65)	(0.84)	(0.42)	(3.20)	(17.10)

Total distributions	(1.60)	(5.18)	(2.46)	(1.93)	(4.93)	(19.19)

Net asset value, end of period	$129.49	$130.22	$113.78	$ 88.05	$100.51	$ 96.67

Total return	0.68%	19.16%	32.35%	(10.52)%	9.33%	16.30%
Ratios/supplemental data:
Net assets, end of period (millions)	$46,346	$43,266	$29,437	$14,036	$9,396	$5,728
Ratios of expenses to average net assets	0.53%*	0.53%	0.54%	0.54%	0.54%	0.54%
Ratios of net investment income to average net assets	1.42%*	1.32%	1.72%	1.74%	1.80%	2.13%
Portfolio turnover rate	6%	11%	8%	13%	10%	32%

*	Annualized

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter-end and remains available on the web site until the list is updated for the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com, or visit the Securities and Exchange Commission’s web site at www.sec.gov. Beginning August 31, 2005, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Stock Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

International

Stock Fund

Established 2001

Semi-Annual Report

June 30, 2005

2005

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2005, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/05 ISF SAR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 1.7% for the six months ended June 30, 2005, compared to a total return of -1.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Longer-term results for the Fund can be found on the following page. On June 30, the Fund had net assets of $8.2 billion and a cash position of 4.6%.

Performance Review

The stronger U.S. dollar was a detriment to the performance of both the Fund and the market for the first six months of 2005. The EAFE was up 8.1% in local currency terms, but the stronger dollar more than offset this, resulting in a return of -1.2%. There was a similar currency headwind in the Fund as well. During the first half of 2005 the Fund benefited from its investments in Energy stocks which were up an average of 19%, compared to a 12% return for the Energy sector of the MSCI EAFE. Strong individual performers included Petrobras (up 32%) and Norsk Hydro (up 19%). The Fund’s investments in Latin America also contributed strongly to results as investments were up an average of 20%, including Corporacion Geo (up 25%.) Latin American stocks represented 8.4% of the Fund, but are not included in the MSCI EAFE. Additional strong performers included Rinker (up 29%), LG.Philips LCD (up 27%) and Fresenius Medical (up 22%).

Conversely, the biggest area of disappointment during this period was in the Financials sector as the Fund’s investments returned -5% (e.g., Shinsei Bank down 21%) compared to -3% on average for the MSCI EAFE’s Financial stocks. Additional detractors from performance included Nova Chemicals (down 35%) and Seiko Epson (down 25%).

A Home for Fallen Angels

Four years ago, companies in the Technology, Media and Telecom (TMT) sectors were trading at extremely rich valuations based on the expectation that their strong growth would continue indefinitely. Due to our concerns about these high expectations, on June 30, 2001 (the Fund’s first quarter-end) only 13% of the Fund was invested in the TMT sectors compared to 22% for the MSCI EAFE.

With the collapse of the TMT “bubble” and intensified concerns about the lack of European and Japanese economic growth, valuations have generally become more reasonable. Some of the very same attributes that were viewed as desirable competitive advantages several years ago are today greeted with skepticism as investors have recognized that high growth and profitability are difficult to sustain. Given the dramatic shift in valuations, we have selectively been finding more opportunities in these sectors on a bottom-up basis. The Fund’s weighting in TMT stocks has gradually increased since 2001 to 24%, compared to 17% for the MSCI EAFE.

One example of a former darling that we recently added to the Fund is Nokia, a leader in cellular phones and wireless networks. During the height of the internet bubble, Nokia was valued above 100 times earnings. After the collapse of the TMT bubble and several operational missteps, Nokia lost over 80% of its market value.

Clearly, the competitive environment has intensified for Nokia and there are legitimate concerns behind Nokia’s lower valuation. However, we believe that the current valuation of 19 times earnings does not accurately reflect the company’s global leadership position, strong balance sheet, healthy cash flow generation, nor a management that has learned from its mistakes and is intent on fixing them. Of course, we discuss Nokia to illustrate our investment approach, not because we think it is more attractive than the Fund’s other holdings.

Morningstar® Address

In June, I, Harry Hagey, in my capacity as Chairman and CEO of Dodge & Cox, was invited to speak at Morningstar’s Investment Conference. I thought it would be helpful to share an excerpt of that speech with all of our shareholders:

So, how did the small, local firm founded in the 1930s, which I joined in the late 1960s, become the firm we are today? What I would like to do now is to summarize for you what I think are the key components that make Dodge & Cox a successful money management firm.

First and Most Important—Our Current Clients

We are in the business of providing continuous high-quality investment management service to our existing clients. We decided a long time ago that we are not in business to provide a series of financial products to the investment market place. Another way to look at this is that we are in the investment business and not in the money gathering business. We do not advertise, we do not have a marketing department and no one at our firm is paid commissions or compensated directly for bringing in new business. We concluded that if we did a good job, the word would get around. We have relatively low expense ratios with no 12b-1 or other fees. In general, our firm’s investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long-term1. Please note that I did not say to beat a particular benchmark or to have low tracking error. If we believe that a significant part of the market is unattractive, we will not be in it. Finally, ethical considerations are paramount—we work hard to maintain our reputation.

Second—Our Employees

With regard to our own people, we insist on respect for each individual employee as well as for the entire firm. We work within a collegial and team-work environment with the goal of having everyone at the firm think as owners, not just as employees. Dodge & Cox has a long history, but it is still a small firm and its vitality is maintained by diplomatic entrepreneurship.

We also want all of our employees to share in the firm’s success. Our compensation structure provides salary and bonus for each member of our firm. The bonus is based on how well the firm has done and an employee’s contribution over time. We avoid any quantitative measurement of our research analysts’ performance because we make decisions as a group—we don’t believe in a “star system” or the reliance on any one individual. We try to create an

1 / Dodge & Cox International Stock Fund

Investment Performance

environment where our analysts will not overly worry about making bad recommendations, and will be rewarded for sharing information with their peers.

Importantly, our independence, culture and compensation structure have led to low employee turnover which, in our opinion, is crucial to maintaining a consistent investment approach in difficult investment environments.

Third—Dodge & Cox

With regard to the firm, probably the most important characteristic is our independence. We require that shareholders of the firm be active employees. The firm is held widely with about one-third of employees being shareholders. We also believe it is important to have control of the investment service to our clients so we have no joint ventures. The only planning that we do is to make sure that we have assets in place, most important being people, so that we can continue to do a good job for our existing clients.

For Dodge & Cox, issues of ethics, independence, a focused teamwork investment approach, respect for the individual, and an absence of a marketing mindset are all key determinants in what makes us who we are.

One of my individual clients recently sent me a book by James P. Owen, called Cowboy Ethics—What Wall Street Can Learn from the Code of the West. The pictures in the book are fantastic and I also believe that the book has real wisdom. In the book Mr. Owen summarized the Code with ten rules. The ones that resonated with me most are: 1) Take Pride in Your Work, 2) Ride for the Brand, 3) Remember That Some Things Aren’t for Sale, and 4) Know Where to Draw the Line.

I think Dodge & Cox as a firm has lived by this Code.

In Closing

We continue to caution shareholders that the Fund’s future returns are likely to be more in line with those of the broader market. Returns over the past two years have been high and uncharacteristic of historical long-term international equity returns. Moreover, the value of the U.S. dollar can be highly volatile and difficult to forecast in the short term, adding an additional layer of uncertainty to returns.

Thank you for your confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman August 3, 2005	Diana S. Strandberg Vice President

Total return for periods ended June 30, 2005

Average Annual Total return for periods ending June 30, 2005

	1 Year	3 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund*	22.45%	19.60%	12.37%
MSCI EAFE	13.65	12.06	4.02

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

[1]	Please refer to the Fund’s prospectus for its investment objectives, policies and restrictions.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Expenses

As a Fund shareholder, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 made at the beginning of the most recent six-month period and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid on your account over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expense your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,017.30	$3.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.43	3.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox International Stock Fund

Fund Information	June 30, 2005

General Information

Net Asset Value Per Share	$31.17
Total Net Assets (millions)	$8,231
2004 Expense Ratio	0.77%
2004 Turnover Ratio	6%
30-Day SEC Yield[1]	1.38%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 16 years.

Asset Allocation

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	73	1,147
Median Market Capitalization (billions)	$12	$3
Weighted-Avg Market Capitalization (billions)	$39	$44
Price-to-Earnings Ratio[2]	14x	16x
Price-to-Book Value Ratio	1.7x	2.1x
Countries Represented	21	21
Emerging Markets (South Africa, Mexico, Brazil, South Korea, Israel)	15.1%	0.0%

Ten Largest Holdings[4]	% of Fund
Matsushita Electric Industrial (Japan)	3.0
Royal Dutch Petroleum (Netherlands)	2.9
News Corp. Class A (United States)[3]	2.8
GlaxoSmithKline PLC ADR (United Kingdom)	2.8
Sony ADR (Japan)	2.7
Seiko Epson (Japan)	2.5
Norsk Hydro A.S.A. ADR (Norway)	2.4
Mitsubishi Tokyo Financial Group ADR (Japan)	2.4
KT Corp. ADR (South Korea)	2.4
sanofi-aventis (France)	2.3

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	38.8%	44.9%
Japan	23.1	21.8
United Kingdom	11.0	25.0
Latin America	8.4	0.0
Pacific (excluding Japan)	8.4	8.3
United States[3]	2.8	0.0
Africa	1.3	0.0
Middle East	1.0	0.0
Canada	0.6	0.0

Sector Diversification	Fund	MSCI EAFE
Consumer Discretionary	18.9%	12.1%
Financials	18.8	27.3
Materials	12.3	7.2
Energy	10.6	9.0
Information Technology	8.9	6.0
Health Care	7.9	8.2
Consumer Staples	6.3	8.1
Telecommunication Services	4.6	6.7
Industrials	4.3	10.0
Utilities	2.8	5.4

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using fiscal year-end earnings and excludes extraordinary items.
[3]	In the fourth quarter of 2004 News Corp. reincorporated as a Delaware corporation (formerly New South Wales, Australia) headquartered in New York, NY (formerly Sydney, Australia).
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security

Dodge & Cox International Stock Fund / 4

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS: 89.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.9%
AUTOMOBILES & COMPONENTS: 2.8%
Fiat SPA ADR(a),(b) (Italy)	4,960,700	$35,717,040
Honda Motor Co., Ltd. ADR(b) (Japan)	6,801,700	167,389,837
Suzuki Motor Corp. (Japan)	1,893,000	29,774,841

		232,881,718
CONSUMER DURABLES & APPAREL: 12.6%
Consorcio Ara S.A. de C.V. (a),(c) (Mexico)	20,068,100	69,419,130
Corporacion Geo S.A. de C.V. Series B(a),(c) (Mexico)	42,105,400	106,457,674
Electrolux A.B. Series B (Sweden)	6,783,100	144,578,083
Makita Corp. (Japan)	1,383,000	27,206,966
Matsushita Electric Industrial Co., Ltd. (Japan)	15,991,000	242,862,907
Sony Corp. ADR(b) (Japan)	6,376,500	219,606,660
Thomson S.A. (France)	5,851,000	140,160,837
Yamaha Corp. (Japan)	5,232,100	81,681,478

		1,031,973,735
CONSUMER SERVICES: 0.7%
Elior (France)	5,000,321	59,709,912

MEDIA: 2.8%
News Corp., Class A (United States)	14,142,492	228,825,521

		1,553,390,886
CONSUMER STAPLES: 6.3%
FOOD, BEVERAGE & TOBACCO: 5.5%
Fomento Economico Mexicano, S.A. de C.V. ADR(b) (Mexico)	2,714,058	161,676,435
Kikkoman Corp. (Japan)	2,891,000	25,592,844
Nestle S.A. (Switzerland)	546,000	139,737,827
Tiger Brands (South Africa)	307,407	5,267,854
Unilever N.V.(b) (Netherlands)	1,943,900	126,023,037

		458,297,997
HOUSEHOLD & PERSONAL PRODUCTS: 0.8%
Aderans Co.(c) (Japan)	2,733,200	64,744,394

		523,042,391
ENERGY: 8.6%
Norsk Hydro A.S.A. ADR(b) (Norway)	2,186,500	198,359,280
Royal Dutch Petroleum Co.(b) (Netherlands)	3,615,000	234,613,500
Schlumberger Ltd.(b) (Netherlands Antilles)	1,900,000	144,286,000
Total S.A. (France)	538,500	126,587,232

		703,846,012
FINANCIALS: 17.4%
BANKS: 13.5%
Banco Santander Central Hispano, S.A. (Spain)	14,320,000	166,147,198
DBS Group Holdings Ltd. (Singapore)	20,142,000	170,907,613
Kookmin Bank ADR(a),(b) (South Korea)	1,947,900	88,785,282
Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	23,249,200	197,153,216
Royal Bank of Scotland Group PLC (United Kingdom)	5,920,972	178,756,407

	SHARES	VALUE
Shinsei Bank, Ltd. (Japan)	31,215,000	$168,448,044
Standard Bank Group Limited (South Africa)	10,096,234	98,116,727
Standard Chartered PLC (United Kingdom)	2,555,000	46,666,165

		1,114,980,652
DIVERSIFIED FINANCIALS: 2.0%
Credit Suisse Group (Switzerland)	4,075,000	160,729,752

INSURANCE: 1.9%
AEGON N.V. (Netherlands)	7,666,666	99,340,744
Converium Holdings A.G.(c) (Switzerland)	7,389,852	59,967,588

		159,308,332

		1,435,018,736
HEALTH CARE: 6.3%
HEALTH CARE EQUIPMENT & SERVICES: 1.2%
MEDICEO Holdings Co., Ltd. (Japan)	7,596,000	101,380,535

PHARMACEUTICALS & BIOTECHNOLOGY: 5.1%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	4,705,000	228,239,550
sanofi-aventis (France)	2,309,000	189,681,556

		417,921,106

		519,301,641
INDUSTRIALS: 4.3%
CAPITAL GOODS: 2.9%
CNH Global N.V.(b) (Netherlands)	1,108,520	20,939,943
Nexans S.A.(c) (France)	1,616,440	65,514,253
Sulzer A.G. (Switzerland)	170,500	70,376,482
Volvo A.B. (Sweden)	1,986,600	80,871,883

		237,702,561
TRANSPORTATION: 1.4%
Central Japan Railway Co. (Japan)	15,550	120,257,636

		357,960,197
INFORMATION TECHNOLOGY: 8.9%
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Brother Industries, Ltd.(c) (Japan)	16,113,000	147,876,379
Canon, Inc. (Japan)	1,114,700	58,745,188
EPCOS A.G.(a) (Germany)	2,770,000	34,719,297
Hitachi Ltd. (Japan)	6,230,000	37,892,163
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	3,400,000	77,724,000
Nokia Oyj (Finland)	4,200,000	70,376,953
Oce N.V.(c) (Netherlands)	6,622,000	97,581,583
Seiko Epson Corp. (Japan)	6,270,000	209,348,915

		734,264,478
MATERIALS: 12.3%
Akzo Nobel N.V. (Netherlands)	1,591,100	62,716,231
BASF A.G. (Germany)	1,975,400	131,446,532
Bayer A.G. (Germany)	2,772,000	92,528,670
BHP Billiton Ltd. (Australia)	6,785,078	93,624,138

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
Givaudan S.A. (Switzerland)	43,100	$25,071,044
Imperial Chemical Industries PLC (United Kingdom)	13,978,000	63,575,501
Kemira GrowHow Oyj(a) (Finland)	1,757,393	14,351,724
Kemira Oyj (Finland)	2,672,990	34,408,866
Lafarge S.A. (France)	1,192,825	108,740,515
LANXESS A.G.(a) (Germany)	2,844,700	63,739,529
Makhteshim-Agan Industries, Ltd. (Israel)	14,800,000	80,963,897
NOVA Chemicals Corp. (Canada)	1,587,900	48,396,594
Rinker Group Ltd. (Australia)	6,550,000	69,714,914
Rio Tinto PLC (United Kingdom)	1,884,400	57,633,103
Yara International A.S.A.(a) (Norway)	4,118,710	65,523,357

		1,012,434,615
TELECOMMUNICATION SERVICES: 4.6%
KT Corp. ADR(b) (South Korea)	9,088,400	195,400,600
Vodafone Group PLC ADR(b) (United Kingdom)	7,455,000	181,305,600

		376,706,200
UTILITIES: 1.8%
National Grid Transco PLC (United Kingdom)	8,300,000	80,405,618
Scottish Power PLC ADR(b) (United Kingdom)	1,840,600	65,525,360

		145,930,978

TOTAL COMMON STOCKS (cost $6,918,759,795)		7,361,896,134

PREFERRED STOCKS: 6.0%
ENERGY: 2.0%
Petroleo Brasileiro S.A. ADR(b) (Brazil)	3,645,700	167,848,028

FINANCIALS: 1.4%
BANKS: 1.4%
Uniao de Bancos Brasileiros Sponsored GDR(b) (Brazil)	2,916,500	112,635,230

HEALTH CARE: 1.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.6%
Fresenius Medical Care A.G. (Germany)	1,892,275	131,867,609

UTILITIES: 1.0%
Ultrapar Participacoes S.A. ADR(b) (Brazil)	4,665,085	81,872,242

TOTAL PREFERRED STOCKS (cost $337,541,841)		494,223,109

SHORT-TERM INVESTMENTS: 4.6%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$40,982,790	$40,982,789
State Street Repurchase Agreement, 2.65%, 7/1/05, maturity value $334,661,633 (collateralized by U.S. Treasury Securities, value $341,331,109 3.625%-4.75%, 6/30/07-5/15/13)	334,637,000	334,637,000

TOTAL SHORT-TERM INVESTMENTS (cost $375,619,789)		375,619,789

TOTAL INVESTMENTS (Cost $7,631,921,425)	100.0%	8,231,739,032
OTHER ASSETS LESS LIABILITIES	—	(454,942)

TOTAL NET ASSETS	100.0%	$8,231,284,090

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Note 5 regarding holdings of 5% voting securities

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Statement of Assets and Liabilities (unaudited)

June 30, 2005
Assets:
Investments, at value
Unaffiliated issuers (cost $7,071,550,394)	$7,620,178,031
Affiliated issuers (cost $560,371,031)	611,561,001

8,231,739,032
Cash denominated in foreign currency (cost $25,873,501)	25,873,501
Receivable for investment sold	3,958,429
Receivable for Fund shares sold	39,326,472
Dividends and interest receivable	18,755,063
Prepaid expenses and other assets	3,588

8,319,656,085

Liabilities:
Payable for investments purchased	78,511,586
Payable for Fund shares redeemed	4,185,527
Management fees payable	3,905,881
Accounts payable	1,769,001

88,371,995

Net Assets	$8,231,284,090

Net Assets Consist of:
Paid in capital	$7,459,131,772
Undistributed net investment income	86,159,797
Undistributed net realized gain on investments	86,147,627
Net unrealized appreciation on investments	599,844,894

$8,231,284,090

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	264,088,938
Net asset value per share	$31.17

Statement of Operations (unaudited)
Six Months Ended June 30, 2005
Investment Income:
Dividends (net of foreign taxes of $11,492,672)
Unaffiliated issuers	$96,917,558
Affiliated issuers	5,066,921
Interest	4,765,862

106,750,341

Expenses:
Management fees	18,917,753
Custody and fund accounting fees	1,020,597
Transfer agent fees	1,407,137
Professional services	62,150
Shareholder reports	336,177
Registration fees	924,767
Trustees’ fees	58,126
Miscellaneous	9,633

22,736,340

Net Investment Income	84,014,001

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss)
Investments in unaffiliated issuers	86,386,861
Investments in affiliated issuers	—
Foreign currency transactions	(2,888,555)
Net change in unrealized appreciation	(79,915,183)

Net realized and unrealized gain	3,583,123

Net Increase in Net Assets from Operations	$87,597,124

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$84,014,001	$34,239,272
Net realized gain	83,498,306	37,799,449
Net change in unrealized appreciation	(79,915,183)	579,342,103

Net increase in net assets from operations	87,597,124	651,380,824

Distributions to
Shareholders from:
Net investment income	—	(32,093,476)
Net realized gain	—	(27,805,906)

Total distributions	—	(59,899,382)

Fund Share Transactions:
Proceeds from sale of shares	4,382,086,289	3,130,085,912
Reinvestment of distributions	—	55,967,564
Cost of shares redeemed	(441,329,029)	(229,499,144)

Net increase from Fund share transactions	3,940,757,260	2,956,554,332

Total increase in net assets	4,028,354,384	3,548,035,774

Net Assets:
Beginning of period	4,202,929,706	654,893,932

End of period (including undistributed net investment income of $86,159,797 and $2,145,796, respectively)	$8,231,284,090	$4,202,929,706

Share Information:
Shares sold	141,264,865	116,358,049
Distributions reinvested	—	1,836,809
Shares redeemed	(14,332,445)	(8,933,703)

Net increase in shares outstanding	126,932,420	109,261,155

7 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s predecessor, Dodge & Cox International Equity Fund, L.L.C. (the “LLC”), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001. The Fund seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value. Foreign securities are converted to U.S. dollars using prevailing exchange rates.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Foreign currency translation. Assets (including investments) and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the reporting period. Purchases and sales of securities, income receipts, and expenses are translated into U.S. dollars at the exchange rate in effect on the transaction date. Realized foreign currency gains and losses may arise from sales and maturities of foreign currency contracts, sales of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and from currency gains and losses between trade and settlement date on security transactions. The effects of exchange rate changes on investment securities are included with the net realized and unrealized gain (loss) on investments.

Foreign currency contracts. When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Dodge & Cox International Stock Fund / 8

Notes to Financial Statements (unaudited) (continued)

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of short-term realized gains and foreign currency realized gains (losses). At June 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

At June 30, 2005, the tax basis components of net assets were as follows:

Unrealized appreciation	$740,656,177
Unrealized depreciation	(140,811,283)

Net unrealized appreciation	599,844,894
Undistributed ordinary income	93,501,405
Undistributed long-term capital gain	78,806,019
Paid-in capital	7,459,131,772

Net assets	$8,231,284,090

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2005, purchases and sales of securities, other than short-term securities, aggregated $4,191,839,134 and $213,437,763, respectively.

9 / Dodge & Cox International Stock Fund

Notes to Financial Statements (unaudited) (continued)

Note 5 — Holdings of 5% Voting Securities

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the period ended June 30, 2005. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income[1]	Value at June 30, 2005

Aderans Co. (Japan)	2,233,200	500,000	—	2,733,200	$376,605	$64,744,394

Brother Industries, Ltd. (Japan)	8,000,000	8,113,000	—	16,113,000	698,964	147,876,379

Consorcio Ara S.A. de C.V. (Mexico)	18,217,700	1,850,400	—	20,068,100	729,868	69,419,130

Converium Holdings AG (Switzerland)	4,233,328	3,156,524	—	7,389,852	—[2]	59,967,588

Corporacion Geo S.A. de C.V. Series B (Mexico)	7,191,600	34,913,800	—	42,105,400	—[2]	106,457,674

Nexans S.A. (France)	1,166,440	450,000	—	1,616,440	856,537	65,514,253

Oce N.V. (Netherlands)	3,649,767	2,972,233	—	6,622,000	2,404,947	97,581,583

					$5,066,921	$611,561,001

[1]	Net of foreign taxes, if any
[2]	Non-income producing

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,			May 1, 2001 through December 31,
	2005		2004	2003	2002	2001
Net asset value, beginning of period	$30.64		$23.48	$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.31		0.26	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.22		7.36	7.67	(2.55)	(1.56)

Total from investment operations	0.53		7.62	7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	—		(0.24)	(0.14)	(0.13)	(0.14)
Net realized gain	—		(0.22)	—	(0.06)	(0.02)

Total distributions	—		(0.46)	(0.14)	(0.19)	(0.16)

Net asset value, end of period	$31.17		$30.64	$23.48	$15.81	$18.42

Total return	1.73%		32.46%	49.42%†	(13.11)%†	(7.09)%†
Ratios/supplemental data:
Net assets, end of period (millions)	$8,231		$4,203	$655	$117	$25
Ratio of expenses to average net assets	0.72	%*	0.77%	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, before reimbursement by investment manager	0.72	%*	0.77%	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	2.66	%*	1.90%	1.53%	1.30%	1.74%*
Portfolio turnover rate	4%		6%	11%	12%	23%

*	Annualized
†	From inception through June 30, 2003, Dodge & Cox reimbursed the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. Without the expense reimbursements, returns for the Fund for this period would have been lower.

Dodge & Cox International Stock Fund / 10

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter-end and remains available on the web site until the list is updated for the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com, or visit the Securities and Exchange Commission’s web site at www.sec.gov. Beginning August 31, 2005, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Balanced Fund

Established 1931

(Closed to New Investors)

Semi-Annual Report

June 30, 2005

2005

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/05 BF SAR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 1.0% for the six months ended June 30, 2005, compared to a total return of 0.5% for the Combined Index1. Longer-term results for the Fund can be found on the following page. On June 30, the Fund’s net assets of $22.5 billion were invested in 58.8% stocks, 33.7% fixed-income securities and 7.5% cash equivalents.

Equity Performance Review

The equity portion of the Fund outperformed the S&P 500’s -0.8% return for the six months ended June 30, 2005. During this period, the equity portfolio benefited from strong performers in Energy holdings including Unocal (up 52%) and Occidental Petroleum (up 33%). In addition, the portfolio’s investments in the Health Care sector performed better than those in the S&P 500 (e.g., HCA. up 43% and WellPoint. up 21%). Conversely, the weak performance from the portfolio’s Consumer Discretionary holdings detracted from relative results. Particularly weak stocks included Delphi (down 48%), Time Warner (down 14%) and McDonald’s (down 13%) underperformed in this sector.

Fixed-Income Performance Review

The fixed-income portfolio’s modest first half performance lagged that of the LBAG for two primary reasons: the portfolio’s shorter “defensive” duration2 positioning (i.e., less sensitivity to changes in interest rates because of a high weighting in short and intermediate maturity securities) and the portfolio’s holdings of Ford Motor Credit Company (FMCC) and General Motors Acceptance Corporation (GMAC). The shorter-than-LBAG duration positioning (2.9 years versus 4.3 years for the LBAG at the beginning of the year) detracted from relative returns in light of the strong performance of long-term bonds during the period. For instance, 10-year Treasury yields declined by 30 basis points (1 basis point = 1/100 of 1%) and 30-year Treasury yields declined by 64 basis points. As bond prices move in the opposite direction of interest rates, the fixed-income portfolio experienced less price appreciation than the LBAG. In addition, the portfolio’s holdings of FMCC and GMAC (which together comprised 4.3% of the portfolio at the beginning of the year) performed poorly: the portfolio’s 2011 maturity bonds from these issuers returned -6.9% and -6.6%, respectively.

Morningstar® Address

In June, I, Harry Hagey, in my capacity as Chairman and CEO of Dodge & Cox, was invited to speak at Morningstar’s Investment Conference. I thought it would be helpful to share an excerpt of that speech with all of our shareholders:

So, how did the small, local firm founded in the 1930s, which I joined in the late 1960s, become the firm we are today? What I would like to do now is to summarize for you what I think are the key components that make Dodge & Cox a successful money management firm.

First and Most Important—Our Current Clients

We are in the business of providing continuous high-quality investment management service to our existing clients. We decided a long time ago that we are not in business to provide a series of financial products to the investment market place. Another way to look at this is that we are in the investment business and not in the money gathering business. We do not advertise, we do not have a marketing department and no one at our firm is paid commissions or compensated directly for bringing in new business. We concluded that if we did a good job, the word would get around. We have relatively low expense ratios with no 12b-1 or other fees. In general, our firm’s investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long-term3. Please note that I did not say to beat a particular benchmark or to have low tracking error. If we believe that a significant part of the market is unattractive, we will not be in it. Finally, ethical considerations are paramount—we work hard to maintain our reputation.

Second—Our Employees

With regard to our own people, we insist on respect for each individual employee as well as for the entire firm. We work within a collegial and team-work environment with the goal of having everyone at the firm think as owners, not just as employees. Dodge & Cox has a long history, but it is still a small firm and its vitality is maintained by diplomatic entrepreneurship.

We also want all of our employees to share in the firm’s success. Our compensation structure provides salary and bonus for each member of our firm. The bonus is based on how well the firm has done and an employee’s contribution over time. We avoid any quantitative measurement of our research analysts’ performance because we make decisions as a group—we don’t believe in a “star system” or the reliance on any one individual. We try to create an environment where our analysts will not overly worry about making bad recommendations, and will be rewarded for sharing information with their peers.

Importantly, our independence, culture and compensation structure have led to low employee turnover which, in our opinion, is crucial to maintaining a consistent investment approach in difficult investment environments.

Third—Dodge & Cox

With regard to the firm, probably the most important characteristic is our independence. We require that shareholders of the firm be active employees. The firm is held widely with about one-third of employees being shareholders. We also believe it is important to have control of the investment service to our clients so we have no joint ventures. The only planning that we do is to make sure that we have assets in place, most important being people, so that we can continue to do a good job for our existing clients.

1 / Dodge & Cox Balanced Fund

For Dodge & Cox, issues of ethics, independence, a focused teamwork investment approach, respect for the individual, and an absence of a marketing mindset are all key determinants in what makes us who we are.

One of my individual clients recently sent me a book by James P. Owen, called Cowboy Ethics—What Wall Street Can Learn from the Code of the West. The pictures in the book are fantastic and I also believe that the book has real wisdom. In the book Mr. Owen summarized the Code with ten rules. The ones that resonated with me most are: 1) Take Pride in Your Work, 2) Ride for the Brand, 3) Remember That Some Things Aren’t for Sale, and 4) Know Where to Draw the Line.

I think Dodge & Cox as a firm has lived by this Code.

In Closing

In spite of rising short-term interest rates and energy prices, we continue to be optimistic about the long-term prospects for the global economy. We are also optimistic about corporate earnings over the next three-to-five years; nevertheless, we are cautious about returns from the broad market given current valuations.

As always, Dodge & Cox’s equity investment approach remains focused on intensive “bottom-up” fundamental analysis, while maintaining a strong price discipline and long-term view. Increasingly, this approach has led to opportunities in global companies that are domiciled outside the U.S. The Fund’s 19 foreign investments are all listed on US exchanges and now represents over 10% of the Fund.

With regards to the fixed-income portfolio, we remain focused on building long-term total return potential by investing in corporate and mortgage holdings at attractive valuations. For example, during the quarter we added to several corporate bond positions as yield premiums widened. This strategy allows us to build portfolio yield while maintaining a well diversified, high average quality (AA+)4 portfolio.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

August 3, 2005

Ten Years of Investment Performance

through June 30, 2005 (in thousands)

Average annual total return for periods ended June 30, 2005

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	9.69%	11.83%	12.33%	13.15%
Combined Index	6.59	1.79	9.03	11.03
S&P 500	6.29	(2.37)	9.94	12.28
Lehman Brothers Aggregate Bond Index (LBAG)	6.81	7.41	6.83	8.41

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[3]	Please refer to the Fund’s prospectus for its investment objectives, policies and restrictions.
[4]	The Fund may invest in securities rated below AA. As of June 30, 2005, 8.9% of the Fund was rated below AA, which includes 3.9% rated below investment grade (below BBB).

Dodge & Cox Balanced Fund / 2

Fund Expenses

As a Fund shareholder, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 made at the beginning of the most recent six-month period and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid on your account over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expense your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,009.70	$2.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.34	2.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Balanced Fund

Fund Information	June 30, 2005

General Information

Net Asset Value Per Share	$79.03
Total Net Assets (millions)	$22,490
30-Day SEC Yield[1]	2.24%
2004 Expense Ratio	0.54%
2004 Portfolio Turnover	18%
Fund Inception	1931
Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years (twelve members, 21 years average tenure for certain fixed-income decisions), and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 15 years.

Asset Allocation

Stock Portfolio (58.8% of Fund)

Number of Stocks	93
Median Market Capitalization (billions)	$17
Price-to-Earnings Ratio[2]	15.4x
Price-to-Book Value Ratio	2.0x
Foreign Stocks[3] (% of Fund)	10.3%
Five Largest Sectors	% of Fund
Consumer Discretionary	12.9
Financials	11.4
Health Care	9.0
Information Technology	7.8
Energy	5.8

Ten Largest Stock Holdings[4]	% of Fund
Hewlett-Packard	2.2
Comcast Class A	1.9
Cardinal Health	1.6
Time Warner, Inc.	1.5
News Corp. Class A	1.5
HCA, Inc.	1.5
McDonald’s	1.4
Sony ADR (Japan)	1.3
Matsushita Electric Industrial ADR (Japan)	1.2
Union Pacific	1.2

Fixed-Income Portfolio (33.7% of Fund)

Number of Fixed-Income Securities	252
Average Quality	AA+
Average Maturity	4.7 years
Effective Duration	2.9 years
Credit Quality Diversification[5]	% of Fund
U.S. Government & Government Agencies	24.7
Aaa/AAA	0.1
Aa/AA	0.0[6]
A/A	1.0
Baa/BBB	4.0
Ba/BB	3.8
B/B and below	0.1

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	12.5
Mortgage-Related Securities	12.2
Corporate	9.0
Five Largest Corporate Fixed-Income Issuers[4]	% of Fund
GMAC	0.9
Ford Motor Credit	0.8
AT&T	0.7
Time Warner, Inc.	0.7
HCA, Inc.	0.6

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	Price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	Foreign stocks are U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[5]	For presentation purposes only: when a security is split-rated, the lower of either Moody’s or Standard & Poor’s rating is reported.
[6]	Rounds to 0.0%.

Dodge & Cox Balanced Fund / 4

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS: 58.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.9%
AUTOMOBILES & COMPONENTS: 0.6%
Delphi Corp.	12,515,664	$58,197,838
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	70,465,813

		128,663,651
CONSUMER DURABLES & APPAREL: 3.4%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,348,200	278,525,676
Sony Corp. ADR(b) (Japan)	8,243,600	283,909,584
Thomson S.A. ADR(b) (France)	1,500,000	35,925,000
VF Corp.	1,051,700	60,178,274
Whirlpool Corp.	1,474,900	103,405,239

		761,943,773
CONSUMER SERVICES: 1.4%
McDonald’s Corp.	11,129,850	308,853,338

MEDIA: 5.5%
Comcast Corp. Class A(a)	13,873,216	425,907,731
Interpublic Group of Companies, Inc.(a)	1,655,500	20,163,990
Liberty Media Corp. Series A(a)	10,289,200	104,846,948
News Corp. Ltd., Class A	20,817,900	336,833,622
Time Warner, Inc.(a)	20,484,600	342,297,666

		1,230,049,957
RETAILING: 2.0%
Dillard’s, Inc. Class A	1,461,500	34,228,330
Gap, Inc.	3,552,800	70,167,800
Genuine Parts Co.	3,335,750	137,065,967
May Department Stores Co.	5,534,950	222,283,592

		463,745,689

		2,893,256,408
CONSUMER STAPLES: 1.2%
FOOD & STAPLES RETAILING: 0.1%
Wal-Mart Stores, Inc.	579,300	27,922,260

FOOD, BEVERAGE & TOBACCO: 1.1%
Unilever N.V.(b) (Netherlands)	3,890,400	252,214,632

		280,136,892
ENERGY: 5.8%
Amerada Hess Corp.	1,014,300	108,033,093
Baker Hughes, Inc.	2,984,400	152,681,904
ChevronTexaco Corp.	3,843,016	214,901,455
ConocoPhillips	3,366,600	193,545,834
Occidental Petroleum Corp.	1,462,500	112,510,125
Schlumberger Ltd.(b) (Netherlands Antilles)	1,050,000	79,737,000
Shell Transport & Trading Co. PLC ADR(b) (United Kingdom)	3,615,000	209,886,900
Unocal Corp.	3,542,100	230,413,605

		1,301,709,916

	SHARES	VALUE
FINANCIALS: 11.4%
BANKS: 2.4%
Golden West Financial Corp.	3,025,700	$194,794,566
Wachovia Corp.	5,109,500	253,431,200
Wells Fargo & Co.	1,560,950	96,123,301

		544,349,067
DIVERSIFIED FINANCIALS: 2.8%
Capital One Financial Corp.	3,300,500	264,073,005
CIT Group, Inc.	2,391,100	102,745,567
Citigroup, Inc.	3,552,900	164,250,567
JPMorgan Chase & Co.	3,170,088	111,967,508

		643,036,647
INSURANCE: 4.7%
AEGON N.V. ADR(b) (Netherlands)	9,669,964	124,452,437
Chubb Corp.	1,784,612	152,780,633
Genworth Financial, Inc. Class A	2,570,000	77,691,100
Loews Corp.	2,241,500	173,716,250
MBIA, Inc.	562,750	33,376,703
Safeco Corp.	1,800,200	97,822,868
St. Paul Travelers Companies, Inc.	6,652,900	262,989,137
Torchmark Corp.	1,084,100	56,590,020
UnumProvident Corp.	3,795,400	69,531,728

		1,048,950,876
REAL ESTATE: 1.5%
Equity Office Properties Trust	6,755,500	223,607,050
Equity Residential Properties Trust	2,901,000	106,814,820

		330,421,870

		2,566,758,460
HEALTH CARE: 9.0%
HEALTH CARE EQUIPMENT & SERVICES: 4.8%
Becton, Dickinson & Co.	1,317,900	69,150,213
Cardinal Health, Inc.	6,276,400	361,395,112
HCA, Inc.	5,903,800	334,568,346
Thermo Electron Corp.(a)	3,335,850	89,634,289
WellPoint, Inc.(a)	3,273,000	227,931,720

		1,082,679,680
PHARMACEUTICALS & BIOTECHNOLOGY: 4.2%
Bristol-Myers Squibb Co.	2,189,650	54,697,457
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,400	187,995,654
Pfizer, Inc.	7,886,367	217,506,002
sanofi-aventis ADR(b) (France)	3,000,000	122,970,000
Schering-Plough Corp.	10,734,550	204,600,523
Wyeth	3,266,800	145,372,600

		933,142,236

		2,015,821,916
INDUSTRIALS: 3.7%
CAPITAL GOODS: 1.2%
American Power Conversion Corp.	1,475,700	34,811,763
Fluor Corp.	1,840,300	105,982,877

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
Masco Corp.	2,459,000	$78,097,840
Volvo A.B. ADR(b) (Sweden)	1,029,700	41,761,543

		260,654,023
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	1,603,450	69,830,248

TRANSPORTATION: 2.2%
FedEx Corp.	2,775,250	224,823,002
Union Pacific Corp.	4,273,700	276,935,760

		501,758,762

		832,243,033
INFORMATION TECHNOLOGY: 7.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	2,300,400	48,331,404
Freescale Semiconductor, Inc. Class B(a)	469,693	9,948,098

		58,279,502
SOFTWARE & SERVICES: 2.2%
BMC Software, Inc.(a)	4,525,100	81,225,545
Computer Sciences Corp.(a)	3,916,400	171,146,680
Compuware Corp.(a)	6,938,700	49,889,253
Electronic Data Systems Corp.	10,083,700	194,111,225

		496,372,703
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.3%
Avaya, Inc.(a)	9,488,250	78,942,240
Hewlett-Packard Co.	20,651,431	485,515,143
Hitachi Ltd. ADR(b) (Japan)	229,500	13,912,290
Motorola, Inc.	10,500,600	191,740,956
NCR Corp.(a)	2,231,850	78,382,572
Storage Technology Corp.(a)	2,742,500	99,525,325
Xerox Corp.(a)	18,304,050	252,412,849

		1,200,431,375

		1,755,083,580
MATERIALS: 4.6%
Akzo Nobel N.V. ADR(b) (Netherlands)	5,364,217	210,760,086
Alcoa, Inc.	1,115,550	29,149,322
Bayer A.G. ADR(b) (Germany)	39,500	1,314,560
Dow Chemical Co.	5,528,659	246,191,185
Engelhard Corp.	2,354,500	67,220,975
International Paper Co.	2,372,900	71,685,309
Lubrizol Corp.	321,400	13,502,014
NOVA Chemicals Corp.(b) (Canada)	1,442,870	44,094,107
Rio Tinto PLC ADR(b) (United Kingdom)	1,455,600	177,466,752
Rohm and Haas Co.	2,102,800	97,443,752
Syngenta A.G. ADR(b) (Switzerland)	3,434,400	70,027,416

		1,028,855,478
TELECOMMUNICATION SERVICES: 0.6%
AT&T Corp.	3,604,909	68,637,467
Vodafone Group PLC ADR(b) (United Kingdom)	2,800,400	68,105,728

		136,743,195

	SHARES	VALUE
UTILITIES: 1.8%
American Electric Power Co., Inc.	2,519,080	$92,878,479
Duke Energy Corp.	6,762,300	201,043,179
FirstEnergy Corp.	1,300,100	62,547,811
Scottish Power PLC ADR(b) (United Kingdom)	1,357,600	48,330,560

		404,800,029

TOTAL COMMON STOCKS (Cost $9,904,211,572)		13,215,408,907

FIXED-INCOME SECURITIES: 33.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 12.5%
U.S. TREASURY: 11.7%
U.S. Treasury Notes
2.00%, 8/31/05	$350,000,000	$349,302,800
1.625%, 10/31/05	350,000,000	348,113,150
1.875%, 11/30/05	250,000,000	248,545,000
1.875%, 1/31/06	275,000,000	272,572,300
2.25%, 4/30/06	300,000,000	296,918,100
3.50%, 11/15/06	8,500,000	8,490,370
2.875%, 11/30/06	350,000,000	346,431,750
3.125%, 1/31/07	400,000,000	396,843,600
3.625%, 7/15/09	375,000,000	373,755,000

		2,640,972,070
GOVERNMENT AGENCY: 0.8%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	4,935,000	5,781,501
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	3,410,192	3,588,074
Series 97-20F, 7.20%, 6/1/17	5,447,769	5,796,788
Series 97-20I, 6.90%, 9/1/17	7,539,924	7,982,959
Series 98-20D, 6.15%, 4/1/18	9,112,971	9,545,672
Series 98-20I, 6.00%, 9/1/18	4,698,402	4,915,023
Series 99-20F, 6.80%, 6/1/19	6,482,981	6,958,682
Series 00-20D, 7.47%, 4/1/20	18,177,388	19,895,362
Series 00-20E, 8.03%, 5/1/20	7,500,749	8,366,466
Series 00-20G, 7.39%, 7/1/20	13,104,882	14,340,146
Series 00-20I, 7.21%, 9/1/20	7,439,945	8,145,157
Series 01-20G, 6.625%, 7/1/21	12,837,283	13,974,408
Series 03-20J, 4.92%, 10/1/23	24,185,739	24,690,751
Series 2008-20F, 4.57%, 6/1/25	48,351,001	48,357,518

		182,338,507

		2,823,310,577
MORTGAGE-RELATED SECURITIES: 12.2%
FEDERAL AGENCY CMO & REMIC: 1.9%
Dept. of Veterans Affairs
Trust 1995 1A-1, 7.216%, 2/15/25	1,758,693	1,865,592
Trust 1995-2C 3A, 8.793%, 6/15/25	1,102,083	1,221,032

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 6

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	$90,463	$92,084
SMBS L-1, 5.00%, 1/1/06	20,445	20,409
Trust (GN) 1994-13J, 7.00%, 6/17/22	2,443,514	2,477,555
Trust 1992-4H, 7.50%, 2/25/07	893,678	909,637
Trust 1993-207 G, 6.15%, 4/25/23	8,074,021	8,201,099
Trust 2001-69 OD, 5.50%, 11/25/13	515,629	514,501
Trust 2001-T7 A1, 7.50%, 2/25/41	9,036,695	9,622,024
Trust 2001-T8 A1, 7.50%, 7/25/41	9,869,446	10,427,442
Trust 2001-W3 A, 7.00%, 9/25/41	3,983,489	4,184,649
Trust 2002-33 A1, 7.00%, 6/25/32	9,113,441	9,600,435
Trust 2002-73 PM, 5.00%, 12/25/26	39,788,333	39,997,070
Trust 2002-W6 2A1, 7.00%, 6/25/42	9,282,418	9,812,651
Trust 2002-W8 A2, 7.00%, 6/25/42	10,163,193	10,745,825
Trust 2003-37 HA, 5.00%, 7/25/13	84,822,920	85,218,321
Trust 2003-W2 1A1, 6.50%, 7/25/42	19,853,319	20,829,962
Trust 2003-W2 1A2, 7.00%, 7/25/42	8,331,932	8,767,761
Trust 2003-W4 4A, 7.50%, 10/25/42	12,251,811	12,987,787
Trust 2004-W2 5A, 7.50%, 3/25/44	47,541,628	51,086,693
Freddie Mac
Series (GN) 16 PK, 7.00%, 8/25/23	21,471,767	22,378,365
Series 1655 HB, 6.50%, 10/15/08	2,262,223	2,268,481
Series 2100 GS, 6.50%, 12/15/13	14,866,567	15,500,126
Series 2430 UC, 6.00%, 9/15/16	26,505,629	27,189,607
Series 2547 HA, 5.00%, 8/15/12	26,170,939	26,207,049
Series 2550 QP, 5.00%, 3/15/26	40,000,000	40,139,696
Series 1078 GZ, 6.50%, 5/15/21	1,885,123	1,944,386
Series 1236 H, 7.25%, 4/15/07	1,186,849	1,212,825
Series 1512 I, 6.50%, 5/15/08	2,877,878	2,931,334
Series 1539 PL, 6.50%, 5/15/08	1,908,984	1,932,949

		430,287,347
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 10.2%
Fannie Mae
Pool 107047, 8.00%, 1/1/09	203,266	210,497
Pool 124668, 7.50%, 7/1/19	202,430	207,550
Pool 169231, 7.50%, 8/1/10	126,591	134,801
Pool 303787 15 Year, 6.50%, 3/1/11	1,462,948	1,523,098
Pool 313524 15 Year, 6.50%, 6/1/11	5,685,725	5,919,499
Pool 313958 15 Year, 6.50%, 1/1/13	3,690,232	3,841,855
Pool 323531 15 Year, 6.50%, 1/1/13	3,367,346	3,505,768
Pool 323623 15 Year, 6.00%, 3/1/14	7,359,666	7,615,864
Pool 362446 15 Year, 7.00%, 12/1/07	913,393	937,416
Pool 44047, 7.00%, 12/1/07	547,366	556,618
Pool 535493 15 Year, 7.50%, 9/1/15	4,908,954	5,198,226
Pool 535672 15 Year, 6.00%, 1/1/16	4,949,931	5,121,509
Pool 535691 15 Year, 7.50%, 1/1/16	3,673,747	3,890,232
Pool 535849 15 Year, 7.00%, 7/1/11	997,699	1,028,588
Pool 535863 15 Year, 6.00%, 3/1/16	5,925,605	6,131,003
Pool 545033 15 Year, 7.50%, 12/1/15	9,005,032	9,535,676
Pool 545058 15 Year, 6.50%, 8/1/11	3,753,663	3,907,999
Pool 545302 15 Year, 5.50%, 11/1/16	20,852,943	21,422,218
Pool 545343 15 Year, 7.50%, 12/1/16	5,669,071	6,003,135
Pool 545348 15 Year, 5.50%, 12/1/16	8,997,108	9,242,725
Pool 545469 15 Year, 6.50%, 8/1/15	2,861,939	2,980,601
Pool 545705 15 Year, 6.50%, 6/1/17	24,893,371	25,923,942
Pool 545833 15 Year, 6.00%, 7/1/17	25,738,695	26,620,632
Pool 545961 15 Year, 5.50%, 2/1/14	12,519,456	12,863,482
Pool 545977 15 Year, 5.50%, 8/1/15	12,719,919	13,069,454
Pool 555066 15 Year, 5.50%, 9/1/14	15,997,256	16,436,850

	PAR VALUE	VALUE
Fannie Mae (continued)
Pool 555243 15 Year, 6.00%, 3/1/17	$6,965,326	$7,207,797
Pool 555364 15 Year, 6.00%, 3/1/18	11,288,224	11,675,352
Pool 555382 15 Year, 5.50%, 8/1/15	8,773,229	9,014,311
Pool 555439 15 Year, 6.00%, 3/1/18	10,507,478	10,867,830
Pool 555603 15 Year, 6.00%, 5/1/18	27,458,572	28,400,260
Pool 555803 20 Year, 6.50%, 1/1/22	15,071,667	15,598,071
Pool 555931 15 Year, 6.00%, 5/1/18	11,899,951	12,307,703
Pool 555961 15 Year, 6.00%, 3/1/18	9,727,571	10,060,887
Pool 563313,15 Year, 6.00%, 11/1/14	14,331,794	14,830,701
Pool 589416 15 Year, 6.00%, 7/1/16	5,898,319	6,100,425
Pool 629568 10 Year, 6.00%, 1/1/12	11,822,328	12,210,580
Pool 634364 10 Year, 6.00%, 3/1/12	11,450,531	11,828,958
Pool 638431 10 Year, 6.00%, 3/1/12	10,027,162	10,359,593
Pool 643517 10 Year, 6.00%, 4/1/12	9,510,731	9,827,031
Pool 70255, 7.50%, 9/1/07	345,535	353,531
Pool 725058 15 Year, 5.50%, 4/1/18	27,752,901	28,510,542
Pool 725073 15 Year, 5.50%, 6/1/18	30,600,650	31,436,033
Pool 725074 15 Year, 6.50%, 11/1/18	23,323,573	24,289,156
Pool 725135 15 Year, 6.00%, 5/1/18	15,738,055	16,277,320
Pool 725160 15 Year, 6.50%, 4/1/18	31,246,109	32,539,680
Pool 725172 15 Year, 6.00%, 12/1/17	22,537,115	23,315,896
Pool 725194 15 Year, 6.00%, 12/1/18	3,596,645	3,719,884
Pool 725224 15 Year, 6.50%, 3/1/16	10,089,107	10,503,931
Pool 725226 15 Year, 6.50%, 7/1/18	74,591,837	77,679,895
Pool 725240 15 Year, 6.00%, 3/1/18	12,905,174	13,347,370
Pool 725255 15 Year, 6.00%, 3/1/16	42,885,014	44,366,927
Pool 725273 15 Year, 6.00%, 12/1/15	58,650,239	60,676,928
Pool 725336 15 Year, 6.00%, 4/1/16	9,410,792	9,738,393
Pool 725343 15 Year, 6.50%, 12/1/14	22,360,183	23,278,911
Pool 725344 15 Year, 6.50%, 12/1/14	30,215,108	31,456,577
Pool 725354 15 Year, 6.50%, 10/1/18	21,353,752	22,239,130
Pool 725432 15 Year, 7.00%, 11/1/18	37,087,013	38,870,420
Pool 725513 15 Year, 6.00%, 12/1/18	69,621,062	72,044,654
Pool 725514 15 Year, 6.00%, 5/1/16	56,964,049	58,947,036
Pool 725518 15 Year, 7.50%, 8/1/17	81,975,912	86,788,408
Pool 725574 15 Year, 6.50%, 7/1/15	16,842,855	17,534,376
Pool 725679 15 Year, 6.00%, 6/1/17	21,167,060	21,902,774
Pool 725729 15 Year, 6.00%, 12/1/16	21,722,069	22,472,686
Pool 725790 15 Year, 6.00%, 11/1/17	17,671,840	18,287,017
Pool 725860 15 Year, 5.50%, 7/1/16	64,205,160	65,976,237
Pool 725862 15 Year, 6.00%, 8/1/17	14,466,514	14,966,411
Pool 725868 15 Year, 6.50%, 9/1/16	35,248,919	36,696,142
Pool 725952 15 Year, 6.00%, 12/1/13	50,200,990	51,935,711
Pool 725958 15 Year, 6.00%, 11/1/17	59,765,070	61,845,563
Pool 735005 10 Year, 6.00%, 10/1/14	12,656,030	13,169,332
Pool 735492 15 Year, 6.00%, 11/1/17	201,427,303	208,439,227
Pool 786844 15 Year, 6.50%, 9/1/16	17,726,059	18,459,707
Pool 735728 15 Year, 6.00%, 7/1/20	92,810,101	95,884,900
Fannie Mae Multifamily DUS
Pool 323350, 5.614%, 11/1/08	3,157,217	3,261,555
Pool 323492, 6.038%, 1/1/09	7,764,060	8,128,366
Pool 380735, 5.965%, 10/1/08	20,714,545	21,574,043
Pool 381130, 5.57%, 1/1/06	5,890,189	5,883,621
Pool 545316, 5.636%, 12/1/11	5,266,888	5,605,582
Pool 545387, 5.836%, 1/1/12	10,922,459	11,743,156
Pool 545685, 6.017%, 4/1/12	30,824,604	33,332,333

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Group 18-0468, 8.00%, 2/1/08	$77,846	$79,963
Group 25-3827, 7.50%, 2/1/08	814	815
Group 27-2784, 7.25%, 1/1/08	524	532
Group 30-9878, 8.75%, 5/1/10	64,745	67,848
Group 55-5062, 8.00%, 11/1/10	361,701	372,563
Group 55-5098, 8.25%, 2/1/17	34,307	35,228
Freddie Mac Gold
Group (GN) G80063 15 Year, 7.75%, 7/25/21	1,932,830	2,066,283
Group (GN) G80126 15 Year, 7.47%, 3/17/23	667,225	711,285
Group D64097, 8.50%, 1/1/23	402,871	420,798
Group E00210 15 Year, 7.00%, 5/1/08	1,513,443	1,577,524
Group E00573 15 Year, 6.00%, 10/1/13	6,050,560	6,256,244
Group E00659 15 Year, 6.00%, 4/1/14	20,803,019	21,510,202
Group E61328 15 Year, 7.00%, 8/1/09	1,661,072	1,737,118
Group E78398 15 Year, 6.50%, 7/1/14	6,275,005	6,529,976
Group G10569 15 Year, 7.00%, 12/1/08	2,244,327	2,324,529
Group G11122 15 Year, 6.50%, 5/1/16	9,163,324	9,534,371
Group G11152 15 Year, 7.00%, 4/1/15	1,232,459	1,284,556
Group G11265 15 Year, 6.00%, 9/1/15	4,612,918	4,769,752
Group G11281 15 Year, 6.00%, 5/1/16	6,040,298	6,245,792
Group G11323 15 Year, 6.50%, 8/1/17	10,535,009	10,963,007
Group G11334 15 Year, 6.50%, 11/1/17	11,671,644	12,144,260
Group G11346 15 Year, 6.50%, 3/1/17	15,880,924	16,526,107
Group G11409 15 Year, 6.00%, 5/1/17	30,389,548	31,421,804
Group G11421 15 Year, 6.50%, 12/1/17	16,478,726	17,148,196
Group G11431 15 Year, 6.00%, 2/1/18	23,693,728	24,498,544
Group G11459 15 Year, 6.50%, 8/1/17	4,607,988	4,795,194
Group G11465 15 Year, 6.50%, 9/1/18	8,163,889	8,495,558
Group G11477 15 Year, 5.50%, 8/1/14	26,750,142	27,422,777
Group G11498 15 Year, 6.50%, 3/1/18	15,890,479	16,536,051
Group G11572 15 Year, 6.00%, 10/1/14	21,361,388	22,086,315
Group G11589 15 Year, 6.00%, 10/1/18	18,941,469	19,584,272
Group G11593 15 Year, 6.00%, 6/1/16	76,249,716	78,841,766
Group G11608 15 Year, 5.50%, 1/1/17	28,990,472	29,719,441
Group G11610 15 Year, 6.00%, 10/1/16	54,566,287	56,421,225
Group P60086 15 Year, 6.50%, 11/1/14	27,954,311	28,574,617
Ginnie Mae
Pool 288558, 7.97%, 4/15/20	632,937	677,099
Pool 288564, 7.97%, 5/15/20	553,387	599,061
Pool 294442, 7.97%, 8/15/20	400,609	431,204
Pool 294443, 7.97%, 8/15/20	631,574	679,526
Pool 299080, 7.97%, 10/15/20	724,648	781,479
Pool 299084, 7.97%, 1/15/21	596,660	643,103
Pool 780729, 7.50%, 1/15/08	1,248,693	1,272,268
Pool 781321, 7.50%, 11/15/24	5,453,960	5,855,819
Pool 781322, 7.50%, 10/15/25	2,542,444	2,716,537

		2,295,958,707
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	6,868,696	7,204,821

		2,733,450,875

	PAR VALUE	VALUE
CORPORATE: 9.0%
FINANCIALS: 1.7%
BankAmerica Capital II(c) 8.00%, 12/15/26, Callable 2006	$14,615,000	$15,800,233
BankAmerica Capital Trust VI(c) 5.625%, 3/8/35	10,000,000	10,285,010
Boston Properties, Inc.
6.25%, 1/15/13	44,290,000	48,257,720
5.625%, 4/15/15	29,500,000	30,976,622
Citicorp Capital Trust I(c) 7.933%, 2/15/27, Callable 2007	12,540,000	13,601,937
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	5,283,999
EOP Operating Limited Partnership(e)
8.10%, 8/1/10	10,000,000	11,523,700
7.00%, 7/15/11	25,340,000	28,098,690
6.75%, 2/15/12	19,933,000	21,942,187
5.875%, 1/15/13	31,215,000	32,882,724
4.75%, 3/15/14	15,000,000	14,706,075
JPMorgan Chase (Bank One) 6.50%, 2/1/06	12,275,000	12,462,734
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	23,760,000	33,711,424
Safeco Corp. 7.25%, 9/1/12	13,672,000	15,791,926
St. Paul Travelers Companies, Inc. 8.125%, 4/15/10	19,885,000	22,965,087
UnumProvident Corp.
7.19%, 2/1/28	6,000,000	5,596,320
6.75%, 12/15/28	21,495,000	20,315,849
7.625%, 3/1/11	21,150,000	22,728,636
7.375%, 6/15/32	4,795,000	4,820,442
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	7,520,000	7,445,409

		379,196,724
INDUSTRIALS: 7.0%
Amerada Hess Corp.
6.65%, 8/15/11	2,010,000	2,211,846
7.875%, 10/1/29	26,780,000	33,836,610
AT&T Corp.
9.05%, 11/15/11	27,972,000	32,237,730
9.75%, 11/15/31	97,500,000	126,871,875
CIGNA Corp.
7.00%, 1/15/11	14,705,000	16,481,982
6.375%, 10/15/11	17,820,000	19,587,512
7.65%, 3/1/23	9,745,000	11,907,513
7.875%, 5/15/27	12,157,000	15,674,908
8.30%, 1/15/33	9,050,000	11,851,084
Comcast Corp. 5.30%, 1/15/14	58,050,000	59,675,864
Cox Communications, Inc.
5.45%, 12/15/14	35,270,000	35,999,207
5.50%, 10/1/15	15,265,000	15,575,002
Dillard’s, Inc.
7.375%, 6/1/06	25,275,000	25,843,688
7.13%, 8/1/18	3,500,000	3,412,500
Dow Chemical Co.
4.027%, 9/30/09(d)	24,425,000	23,981,857
6.00%, 10/1/12	5,800,000	6,355,884
7.375%, 11/1/29	30,170,000	38,965,189
Electronic Data Systems Corp. 6.50%, 8/1/13	40,160,000	41,056,652

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 8

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Ford Motor Credit Co.
7.375%, 2/1/11	$52,310,000	$50,955,380
7.25%, 10/25/11	130,900,000	125,960,881
GMAC
6.125%, 1/22/08	5,465,000	5,290,218
5.125%, 5/9/08	9,065,000	8,520,465
7.75%, 1/19/10	35,100,000	34,311,794
6.875%, 9/15/11	158,745,000	146,535,605
HCA, Inc.
8.75%, 9/1/10	27,750,000	31,538,152
7.875%, 2/1/11	23,798,000	26,184,678
6.95%, 5/1/12	10,000,000	10,625,170
6.25%, 2/15/13	27,250,000	27,852,579
6.75%, 7/15/13	16,250,000	17,139,558
5.75%, 3/15/14	11,685,000	11,633,399
Health Net, Inc. 9.875%, 4/15/11	37,280,000	44,349,071
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,734,099
International Paper Co. 5.25%, 4/1/16	24,500,000	24,319,460
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	22,992,984
7.75%, 5/1/26	8,500,000	11,194,466
May Department Stores Co.
7.625%, 8/15/13	5,900,000	6,883,607
7.45%, 10/15/16	9,300,000	10,961,408
7.875%, 3/1/30	13,440,000	16,995,552
6.90%, 1/15/32	54,484,000	62,179,974
8.125%, 8/15/35, Callable 2015	12,825,000	15,046,559
7.875%, 8/15/36, Callable 2016	10,440,000	12,232,799
Raytheon Co. 6.75%, 8/15/07	20,476,000	21,480,921
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	86,000,000	107,404,454
7.70%, 5/1/32	33,575,000	42,473,147
Wyeth
5.50%, 3/15/13	24,500,000	25,785,050
5.50%, 2/1/14	75,500,000	79,554,123
Wyeth (American Home Products) 6.95%, 3/15/11	7,950,000	8,884,689
Xerox Corp. 7.20%, 4/1/16	10,000,000	10,800,000

		1,563,347,145
TRANSPORTATION: 0.3%
Consolidated Rail Corp. 6.76%, 5/25/15, Callable 2005	4,437,291	4,750,387
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,738,573
Fedex Corp. 6.72%, 1/15/22	5,852,358	6,679,413
Norfolk Southern Corp. 9.75%, 6/15/20	7,389,000	10,739,417
Union Pacific Corp. 6.33%, 1/2/20	39,301,227	43,171,612

		73,079,402

		2,015,623,271

TOTAL FIXED-INCOME SECURITIES (Cost $7,451,179,291)		7,572,384,723

SHORT-TERM INVESTMENTS: 7.7%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$112,760,434	$112,760,434
State Street Repurchase Agreement, 2.65%, 7/1/05, maturity value $563,748,495 (collateralized by U.S. Treasury Securities, value $574,981,515 2.50%-3.625%, 10/31/06-6/30/07)	563,707,000	563,707,000
U.S. Treasury Bills
7/7/05	100,000,000	99,955,000
8/4/05	275,000,000	274,258,375
8/18/05	200,000,000	199,253,333
9/1/05	125,000,000	124,373,542
9/8/05	200,000,000	198,876,833
9/15/05	175,000,000	173,906,445

TOTAL SHORT-TERM INVESTMENTS (Cost $1,747,090,962)		1,747,090,962

TOTAL INVESTMENTS (Cost $19,102,481,825)	100.2%	22,534,884,592
OTHER ASSETS LESS LIABILITIES	(0.2%)	(44,922,275)

TOTAL NET ASSETS	100.0%	$22,489,962,317

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2005, the security represented $23,981,857 or 0.1% of total net assets.
(e)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities (unaudited)

June 30, 2005
Assets:
Investments, at value (cost $19,102,481,825)	$22,534,884,592
Receivable for investments sold	19,419,588
Receivable for paydowns on mortgage-backed securities	29,702
Receivable for Fund shares sold	55,777,794
Dividends and interest receivable	92,823,203
Prepaid expenses and other assets	41,223

22,702,976,102

Liabilities:
Payable for investments purchased	160,326,562
Payable for Fund shares redeemed	41,664,144
Management fees payable	9,237,477
Accounts payable	1,785,602

213,013,785

Net Assets	$22,489,962,317

Net Assets Consist of:
Paid in capital	$18,958,847,761
Undistributed net investment income	14,719,910
Undistributed net realized gain on investments	83,991,879
Net unrealized appreciation on investments	3,432,402,767

$22,489,962,317

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	284,565,324
Net asset value per share	$79.03

Statement of Operations (unaudited)

Six Months Ended June 30, 2005
Investment Income:
Dividends (net of foreign taxes of $2,708,184)	$119,515,356
Interest	173,356,256

292,871,612

Expenses:
Management fees	53,845,225
Custody and fund accounting fees	190,597
Transfer agent fees	2,528,222
Professional services	56,265
Shareholder reports	563,680
Registration fees	395,565
Trustees’ fees	58,126
Miscellaneous	83,901

57,721,581

Net Investment Income	235,150,031

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain	103,764,644
Net change in unrealized appreciation	(113,927,302)

Net realized and unrealized loss	(10,162,658)

Net Increase in Net Assets from Operations	$224,987,373

Statement of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004

Operations:
Net investment income	$235,150,031	$335,315,614
Net realized gain	103,764,644	481,678,527
Net change in unrealized appreciation	(113,927,302)	1,431,190,315

Net increase in net assets from operations	224,987,373	2,248,184,456

Distributions to Shareholders from:
Net investment income	(242,910,785)	(375,772,802)
Net realized gain	(57,902,358)	(421,379,430)

Total distributions	(300,813,143)	(797,152,232)

Fund Share Transactions:
Proceeds from sale of shares	2,691,506,295	7,695,755,433
Reinvestment of distributions	288,104,611	764,041,016
Cost of shares redeemed	(1,154,469,143)	(2,365,810,731)

Net increase from Fund share transactions	1,825,141,763	6,093,985,718

Total increase in net assets	1,749,315,993	7,545,017,942

Net Assets:
Beginning of period	20,740,646,324	13,195,628,382

End of period (including undistributed net investment income of $14,719,910 and $2,707,898 respectively)	$22,489,962,317	$20,740,646,324

Share Information:
Shares sold	34,158,981	102,173,318
Distributions reinvested	3,673,221	9,851,544
Shares redeemed	(14,652,608)	(31,310,833)

Net increase in shares outstanding	23,179,594	80,714,029

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund / 10

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and paydown gains and losses. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and

11 / Dodge & Cox Balanced Fund

Notes to Financial Statements (unaudited) (continued)

price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees. All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatment of short-term realized gains and paydown losses. At June 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($0.876 per share)	$244,528,051
Long-term capital gain ($0.204 per share)	56,285,092

Total distributions ($1.080 per share)	$300,813,143

At June 30, 2005, the tax basis components of net assets were as follows:

Unrealized appreciation	$3,625,155,199
Unrealized depreciation	(192,752,432)

Net unrealized appreciation	3,432,402,767
Undistributed ordinary income	19,862,674
Undistributed long-term capital gain	78,849,115
Paid-in capital	18,958,847,761

Net assets	$22,489,962,317

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2005, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,008,072,893 and $1,039,627,275, respectively. For the period ended June 30, 2005, purchases and sales of U.S. government securities aggregated $2,341,894,478 and $1,449,497,973, respectively.

Dodge & Cox Balanced Fund / 12

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001	2000
Net asset value, beginning of period	$79.35	$73.04	$60.75	$65.42	$63.42	$65.71

Income from investment operations:
Net investment income	0.91	1.60	1.66	1.89	2.12	2.45
Net realized and unrealized gain (loss)	(0.15)	7.99	12.96	(3.80)	4.07	6.95

Total from investment operations	0.76	9.59	14.62	(1.91)	6.19	9.40

Distributions to shareholders from:
Net investment income	(0.87)	(1.60)	(1.66)	(1.88)	(2.14)	(2.47)
Net realized gain	(0.21)	(1.68)	(0.67)	(0.88)	(2.05)	(9.22)

Total distributions	(1.08)	(3.28)	(2.33)	(2.76)	(4.19)	(11.69)

Net asset value, end of period	$79.03	$79.35	$73.04	$60.75	$65.42	$63.42

Total return	0.97%	13.31%	24.44%	(2.94)%	10.06%	15.13%
Ratios/supplemental data:
Net assets, end of period (millions)	$22,490	$20,741	$13,196	$7,885	$6,040	$4,909
Ratio of expenses to average net assets	0.54%*	0.54%	0.54%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.18%*	1.97%	2.40%	3.05%	3.28%	3.70%
Portfolio turnover rate	9%	18%	19%	25%	21%	23%

*	Annualized

13 / Dodge & Cox Balanced Fund

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter-end and remains available on the web site until the list is updated for the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com, or visit the Securities and Exchange Commission’s web site at www.sec.gov. Beginning August 31, 2005, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

Dodge & Cox Balanced Fund / 14

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Income Fund

Established 1989

Semi-Annual Report

June 30, 2005

2005

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  June 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/05 IF SAR        Printed on recycled paper

To Our Shareholders

For the first six months of 2005 the Dodge & Cox Income Fund’s total return was 1.7%, compared to 2.5% for the Lehman Brothers Aggregate Bond Index (LBAG). For the year ended June 30, 2005, the Fund’s total return was 5.6% compared to 6.8% for the LBAG. Longer-term results for the Fund can be found on page three. The Fund had net assets of $9.0 billion as of June 30th and a cash position of 4.7%.

Fund Performance Review

The Fund’s first half performance lagged that of the LBAG for two primary reasons: the Fund’s shorter duration¹ positioning (i.e., less sensitivity to changes in interest rates because of a high weighting in short and intermediate maturity securities) and the Fund’s holdings of Ford Motor Credit Company (FMCC) and General Motors Acceptance Corporation (GMAC). The shorter-than-LBAG duration positioning (3.3 years versus 4.3 years for the LBAG at the beginning of the year) detracted from relative returns in light of the strong performance of long-term bonds during the period. For instance, 10-year Treasury yields declined by 30 basis points (1 basis point = 1/100 of 1%) and 30-year Treasury yields declined by 64 basis points (bps). As bond prices move in the opposite direction of interest rates, the Fund experienced less price appreciation than the LBAG. In addition, the Fund’s holdings of FMCC and GMAC (which together comprised 4.2% of the Fund at the beginning of the year) performed poorly: the Fund’s 2011 maturity bonds from these issuers returned -6.9% and -6.6%, respectively.

Thoughts on the Fund’s Defensive Duration Position

We have positioned the Fund “defensively” (i.e., with less exposure to the negative price effects of a potential rise in rates) for some time in response to historically low nominal and real (inflation-adjusted) interest rates. Over this timeframe, the 10-year U.S. Treasury yield has risen from 3.1% to 4.8%, before falling back to 3.9%. Given the Fund’s positioning, you might think that we are trying to forecast interest rates, the history and practice of which is fraught with error. On the contrary, our strategy is not based on guesswork regarding the near-term direction of interest rates, but rather on the poor risk-return profile of long maturity bonds in the current environment.

In our view, long-term bond yields offer too little margin of safety for the risks assumed. We believe the Fund’s defensive position is appropriate in the face of the low longer-term return prospects of long bonds (and potentially negative returns over shorter time periods). These limited prospects arise from a combination of low current income levels and the potential for significant price declines if rates rise from these levels. For example, if interest rates were to rise by one percentage point (100 basis points), a 10-year Treasury (currently yielding around 3.9%) would experience a price decline of 7 1/2%. If rates were to rise by 200 bps to a yield close to 6% (a level that is not difficult to imagine, given the current economic environment), the bond’s price would decline by 14 1/2%!

When the Federal Reserve started its “measured pace” tightening in June 2004 (incrementally raising the Federal Funds target rate from 1% to its current 3.25% level), we expected longer-term interest rates (10 years and longer) to follow suit. However, to our (and Fed Chairman

Greenspan’s) surprise, longer term rates have actually declined—atypical for a Fed tightening cycle. Even with a backdrop of rising inflation, the 10-year U.S. Treasury yield has fallen by 67 bps to 3.9% and the 30-year has fallen by 110 bps to 4.2% over the past year.

We believe that this “conundrum,” as Mr. Greenspan has aptly named the situation, is a reflection of his credibility—that is, the market’s confidence in the ability of the Federal Reserve to achieve a “soft landing” (reasonable growth with contained inflation). Furthermore, the bond market has experienced predominantly declining interest and inflation rates over much of the past two decades and appears to be incorporating this experience into current market valuations. For example, as inflation has increased over the past couple of years (accompanied by solid economic growth, lower unemployment, greater resource utilization, and rising commodity prices—all harbingers of rising rates in past cycles), the market has paradoxically responded by maintaining long (30-year) rates at historically low levels. The result is that, collectively, market participants appear to be satisfied with a historically low inflation risk premium for long-term interest rates. Ten year “real” interest rates—what a bond investor would earn after accounting for the effect of inflation on purchasing power—hover around 2% (assuming current inflation rates). This potentially risky situation has left us wondering if the bond market “vigilantes” of the past are all on vacation!

On the theory that they are not all on vacation, we have considered the many other explanations for this “conundrum.” Many fall in the “supply/demand” camp—e.g., long rates will stay low due to insatiable demand for long-term debt by foreign central banks and U.S. pension funds and low supply. Others fall into the macroeconomic camp—e.g., rising short term interest rates and a flatter yield curve (the 40 bps difference between short and long-maturity yields is at its narrowest since 2000) will significantly slow the economy and dampen inflation, keeping a lid on long interest rates.

Regarding the former argument: technical “supply and demand” theories of investing are often invoked to rationalize market levels in periods when valuations seem to stray far from investing fundamentals. For example, the “insatiable demand of the baby boomer generation for equity investments to fund their approaching retirements”—oft cited to support the stretched valuations of the late ‘90s stock market bubble—stands as a telling recent example. While many of these types of arguments have a certain intuitive appeal, we believe they are generally unreliable forecasting tools as fundamentals prevail over the long-term. For example, we believe that the significant foreign purchases of U.S. Treasury debt in recent years, one “demand” reason quoted to explain low long-term rates, will not continue indefinitely; eventually, developing countries with large current account surpluses will invest in their own infrastructures and diversify reserves into securities and currencies of other countries.

Regarding the latter (macroeconomic) argument: despite the flatter yield curve, we believe that interest rates in the 3% to 4% range are still too low to significantly slow the economy. In addition, given the strong liquidity position of corporate America, business spending and hiring seem likely to increase, raising incomes and consumer purchasing power. In short,

1 / Dodge & Cox Income Fund

the current condition of the U.S. economy is unlikely to exert tremendous downward pressure on inflation. A few other items give us cause for concern on the inflation front: 1) record large trade and current account deficits which put pressure on the U.S. dollar and import prices; 2) the recent rise in unit labor costs and slowing growth of productivity from previous lofty levels; and 3) the disconnect between rapidly escalating home prices and the lagging “cost of shelter” component within CPI. Given the apparent expectations for lower inflation built into bond yields, the possibility of a negative surprise on the inflation front clearly exists.

While we don’t know how long it will take for this “conundrum” to be resolved, we do know that the reduced yield differential between short-maturity and long-maturity bonds makes the foregone income associated with the Fund’s shorter duration positioning less costly than it once was. In fact, the Fund now enjoys a slight nominal yield advantage over the LBAG for the first time since we significantly shortened the Fund’s duration a year and a half ago.

Morningstar® Address

In June, I, Harry Hagey, in my capacity as Chairman and CEO of Dodge & Cox, was invited to speak at Morningstar’s Investment Conference. I thought it would be helpful to share an excerpt of that speech with all of our shareholders:

So, how did the small, local firm founded in the 1930s, which I joined in the late 1960s, become the firm we are today? What I would like to do now is to summarize for you what I think are the key components that make Dodge & Cox a successful money management firm.

First and Most Important—Our Current Clients

We are in the business of providing continuous high-quality investment management service to our existing clients. We decided a long time ago that we are not in business to provide a series of financial products to the investment market place. Another way to look at this is that we are in the investment business and not in the money gathering business. We do not advertise, we do not have a marketing department and no one at our firm is paid commissions or compensated directly for bringing in new business. We concluded that if we did a good job, the word would get around. We have relatively low expense ratios with no 12b-1 or other fees. In general, our firm’s investment objective is to first preserve and then enhance the future purchasing power of our clients’ wealth over the long-term². Please note that I did not say to beat a particular benchmark or to have low tracking error. If we believe that a significant part of the market is unattractive, we will not be in it. Finally, ethical considerations are paramount—we work hard to maintain our reputation.

Second—Our Employees

With regard to our own people, we insist on respect for each individual employee as well as for the entire firm. We work within a collegial and team-work environment with the goal of having everyone at the firm think as owners, not just as employees. Dodge & Cox has a long history, but it is still a small firm and its vitality is maintained by diplomatic entrepreneurship.

We also want all of our employees to share in the firm’s success. Our compensation structure provides salary and bonus for each member of our firm. The bonus is based on how well the firm has done and an employee’s contribution over time. We avoid any quantitative measurement of our research analysts’ performance because we make decisions as a group—we don’t believe in a “star system” or the reliance on any one individual. We try to create an environment where our analysts will not overly worry about making bad recommendations, and will be rewarded for sharing information with their peers.

Importantly, our independence, culture and compensation structure have led to low employee turnover which, in our opinion, is crucial to maintaining a consistent investment approach in difficult investment environments.

Third—Dodge & Cox

With regard to the firm, probably the most important characteristic is our independence. We require that shareholders of the firm be active employees. The firm is held widely with about one-third of employees being shareholders. We also believe it is important to have control of the investment service to our clients so we have no joint ventures. The only planning that we do is to make sure that we have assets in place, most important being people, so that we can continue to do a good job for our existing clients.

For Dodge & Cox, issues of ethics, independence, a focused teamwork investment approach, respect for the individual, and an absence of a marketing mindset are all key determinants in what makes us who we are.

One of my individual clients recently sent me a book by James P. Owen, called Cowboy Ethics—What Wall Street Can Learn from the Code of the West. The pictures in the book are fantastic and I also believe that the book has real wisdom. In the book Mr. Owen summarized the Code with ten rules. The ones that resonated with me most are: 1) Take Pride in Your Work, 2) Ride for the Brand, 3) Remember That Some Things Aren’t for Sale, and 4) Know Where to Draw the Line.

I think Dodge & Cox as a firm has lived by this Code.

In Closing

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

August 3, 2005

[1]	Duration is a measure of price sensitivity to changes in interest rates.
[2]	Please refer to the Fund’s prospectus for its investment objectives, policies and restrictions.

Dodge & Cox Income Fund / 2

Ten Years of Investment Performance

through June 30, 2005 (in thousands)

Average annual total return for periods ended June 30, 2005

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	5.63%	7.86%	6.99%
Lehman Brothers Aggregate Bond Index (LBAG)	6.81	7.41	6.83

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

Fund Expenses

As a Fund shareholder, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one). Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. The following example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 made at the beginning of the most recent six-month period and held for the entire period.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid on your account over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expense your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2005	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,016.60	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional costs or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

3 / Dodge & Cox Income Fund

Fund Information	June 30, 2005

General Information

Net Asset Value Per Share	$12.79
Total Net Assets (millions)	$8,967
30-Day SEC Yield[1]	4.26%
2004 Expense Ratio	0.44%
2004 Portfolio Turnover	30%
Fund Inception	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 15 years, and by the Investment Policy Committee, whose twelve members’ (for fixed income decisions) average tenure at Dodge & Cox is 21 years.

Asset Allocation

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	287	5,979
Average Quality	AA+	AA+
Average Maturity (years)	5.0	6.8
Effective Duration (years)	3.2	4.2

Five Largest Corporate Issuers[3]	% of Fund
GMAC	2.5
Ford Motor Credit	2.3
AT&T	2.1
Time Warner, Inc.	1.9
Xerox	1.9

Credit Quality Diversification[4]	Fund	LBAG
U.S. Government & Government Agencies	66.3%	71.0%
Aaa/AAA	0.5	6.8
Aa/AA	0.1	4.8
A/A	2.5	9.0
Baa/BBB	11.6	8.4
Ba/BB	13.5	0.0
B/B and below	0.8	0.0
Cash Equivalents	4.7	0.0

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	34.8%	36.6%
Mortgage-Related Securities	31.8	34.4
Asset-Backed Securities/CMBS[2]	0.1	4.7
Corporate	28.6	20.1
Non-Corporate Yankee	0.0	4.2
Cash Equivalents	4.7	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	19.8%	0.0%
1-5	52.8	50.7
5-10	17.8	36.3
10-15	1.4	3.4
15-20	0.2	2.9
20-25	3.2	3.7
25 and Over	4.8	3.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not held by the Fund.
[3]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[4]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

Dodge & Cox Income Fund / 4

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES: 95.3%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 34.8%
U.S. TREASURY: 32.9%
U.S. Treasury Notes
2.00%, 8/31/05	$75,000,000	$74,850,600
1.875%, 1/31/06	425,000,000	421,248,100
1.625%, 2/28/06	350,000,000	345,857,400
4.625%, 5/15/06	450,000,000	454,218,750
6.625%, 5/15/07	465,000,000	489,884,940
3.00%, 11/15/07	475,000,000	468,097,775
3.25%, 1/15/09	400,000,000	394,296,800
3.625%, 7/15/09	300,000,000	299,004,000

		2,947,458,365
GOVERNMENT AGENCY: 1.9%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	786,232	832,441
Series 92-20B, 8.10%, 2/1/12	661,818	697,312
Series 92-20C, 8.20%, 3/1/12	1,396,645	1,475,372
Series 92-20D, 8.20%, 4/1/12	797,087	843,372
Series 92-20G, 7.60%, 7/1/12	2,002,111	2,098,314
Series 92-20H, 7.40%, 8/1/12	1,038,406	1,087,330
Series 92-20I, 7.05%, 9/1/12	1,405,353	1,467,228
Series 92-20J, 7.00%, 10/1/12	1,991,595	2,080,228
Series 92-20K, 7.55%, 11/1/12	2,298,625	2,420,552
Series 92-20L, 7.45%, 12/1/12	1,105,896	1,164,555
Series 93-20B, 7.00%, 2/1/13	1,437,489	1,499,809
Series 93-20C, 6.50%, 3/1/13	4,697,912	4,874,580
Series 93-20D, 6.75%, 4/1/13	1,719,337	1,791,677
Series 93-20E, 6.55%, 5/1/13	5,098,882	5,303,280
Series 93-20F, 6.65%, 6/1/13	2,246,637	2,342,124
Series 93-20L, 6.30%, 12/1/13	3,408,820	3,537,577
Series 94-20L, 6.50%, 1/1/14	3,982,464	4,131,948
Series 94-20D, 7.70%, 4/1/14	1,231,092	1,304,409
Series 94-20E, 7.75%, 5/1/14	3,174,541	3,362,251
Series 94-20F, 7.60%, 6/1/14	2,011,251	2,128,768
Series 94-20G, 8.00%, 7/1/14	1,349,135	1,426,409
Series 94-20H, 7.95%, 8/1/14	1,629,792	1,724,754
Series 94-20I, 7.85%, 9/1/14	2,085,050	2,207,155
Series 94-20K, 8.65%, 11/1/14	1,307,051	1,400,857
Series 94-20L, 8.40%, 12/1/14	1,504,960	1,610,908
Series 95-20A, 8.50%, 1/1/15	769,297	818,346
Series 95-20C, 8.10%, 3/1/15	1,344,197	1,428,423
Series 97-20E, 7.30%, 5/1/17	2,237,015	2,381,375
Series 97-20J, 6.55%, 10/1/17	3,017,665	3,177,170
Series 98-20C, 6.35%, 3/1/18	12,041,784	12,659,363
Series 98-20H, 6.15%, 8/1/18	4,217,056	4,424,262
Series 98-20L, 5.80%, 12/1/18	2,359,780	2,460,618
Series 99-20C, 6.30%, 3/1/19	2,965,237	3,134,222
Series 99-20G, 7.00%, 7/1/19	7,559,786	8,141,883
Series 99-20I, 7.30%, 9/1/19	2,489,720	2,707,146
Series 01-20G, 6.625%, 7/1/21	15,124,038	16,463,723
Series 02-20L, 5.10%, 12/1/22	8,508,730	8,752,224
Series 04-20L, 4.87%, 12/1/24	9,003,430	9,158,383
Series 05-20B, 4.625%, 2/1/25	12,000,000	12,050,830

	PAR VALUE	VALUE
Small Business Administration (continued)
Series 05-20C, 4.95%, 3/1/25	$8,000,000	$8,167,186
Series 05-20E, 4.84%, 5/1/25	22,999,999	23,342,304

		172,080,668

		3,119,539,033
MORTGAGE-RELATED SECURITIES: 31.8%
FEDERAL AGENCY CMO & REMIC: 6.2%
Dept. of Veterans Affairs
Trust 1995-2D-4A, 9.293%, 5/15/25	688,153	748,048
Trust 1997-2Z, 7.50%, 6/15/27	41,765,830	45,323,593
Trust 1998-1 1A, 8.148%, 10/15/27	1,890,909	2,028,027
Fannie Mae
Trust 1994-28 H, 6.25%, 3/25/23	1,729,734	1,736,297
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,203,124
Trust 1998-58 PC, 6.50%, 10/25/28	28,272,778	29,656,123
Trust 1998-58 PX, 6.50%, 9/25/28	5,064,133	5,311,722
Trust 2001-79 BA, 7.00%, 3/25/45	4,699,625	4,950,776
Trust 2001-T10 A1, 7.00%, 12/25/41	14,437,992	15,241,073
Trust 2001-T4 A1, 7.50%, 7/25/41	8,382,909	9,015,370
Trust 2002-33 A1, 7.00%, 6/25/32	9,902,038	10,431,173
Trust 2002-47 QC, 5.50%, 11/25/14	11,298,025	11,318,791
Trust 2002-90 A1, 6.50%, 6/25/42	19,123,654	19,972,425
Trust 2002-W6 2A1, 7.00%, 6/25/42	16,384,211	17,320,113
Trust 2002-W8 A2, 7.00%, 6/25/42	8,172,843	8,641,373
Trust 2003-07 A1, 6.50%, 12/25/42	23,059,370	24,217,460
Trust 2003-W1 1A1, 6.50%, 12/25/42	33,028,482	34,372,216
Trust 2003-W1 2A, 7.50%, 12/25/42	14,901,511	15,910,600
Trust 2003-W2 1A2, 7.00%, 7/25/42	53,860,254	56,677,587
Trust 2003-W4 3A, 7.00%, 10/25/42	15,928,814	16,822,277
Trust 2004-W2 5A, 7.50%, 3/25/44	75,170,422	80,775,700
Trust 2004-W8 3A, 7.50%, 6/25/44	39,107,446	41,757,398
Trust 2005-W1 1A3, 7.00%, 10/25/44	39,068,809	41,249,665
Freddie Mac
Series (GN) 37 I, 6.00%, 6/17/22	7,095,361	7,154,624
Series 1565 G, 6.00%, 8/15/08	3,965,377	4,042,498
Series 1601 PJ, 6.00%, 10/15/08	18,488,840	18,856,276
Series 2374 QG, 6.00%, 2/15/30	7,669,685	7,715,175
Series 2394 MB, 6.00%, 1/15/15	1,537,458	1,535,300
Series T-48 1A, 7.108%, 7/25/33	14,638,386	15,423,040
Ginnie Mae
Series 1999-29PB, 7.25%, 7/16/28	7,672,425	7,929,270

		565,337,114
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 25.3%
Fannie Mae
Pool 151777, 8.00%, 1/1/12	257,607	267,965
Pool 254307 15 Year, 6.00%, 5/1/17	6,200,137	6,412,769
Pool 260892, 8.00%, 8/1/22	136,627	141,936
Pool 313839 15 Year, 6.50%, 11/1/12	2,991,421	3,084,585
Pool 323099 15 Year, 6.00%, 4/1/13	4,221,886	4,368,855
Pool 323623 15 Year, 6.00%, 3/1/14	5,168,485	5,348,406
Pool 323787 15 Year, 6.00%, 6/1/14	4,085,000	4,226,597
Pool 340181 15 Year, 7.00%, 12/1/10	1,893,025	1,978,568
Pool 353892 15 Year, 8.00%, 8/1/10	131,723	135,907

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES: (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Pool 362447 15 Year, 7.00%, 7/1/08	$784,406	$808,677
Pool 535170 15 Year, 5.50%, 9/1/14	38,533,379	39,592,251
Pool 535829 15 Year, 7.50%, 11/1/14	1,412,214	1,474,406
Pool 535867 15 Year, 7.00%, 12/1/11	1,163,425	1,218,440
Pool 545404 15 Year, 6.00%, 1/1/17	24,044,831	24,868,728
Pool 545415 15 Year, 6.00%, 1/1/17	19,034,547	19,686,766
Pool 545723, 7.00%, 4/1/32	6,923,790	7,303,438
Pool 545774 15 Year, 6.50%, 7/1/17	26,641,202	27,746,330
Pool 545833 15 Year, 6.00%, 7/1/17	42,756,399	44,221,448
Pool 545900 15 Year, 5.50%, 7/1/17	15,234,278	15,650,167
Pool 545977 15 Year, 5.50%, 8/1/15	13,147,375	13,508,656
Pool 555066 15 Year, 5.50%, 9/1/14	17,450,682	17,930,215
Pool 555143 15 Year, 6.00%, 11/1/17	24,674,347	25,519,814
Pool 555155 15 Year, 6.00%, 1/1/18	6,982,427	7,221,680
Pool 555341 15 Year, 6.00%, 2/1/18	28,270,584	29,240,120
Pool 555382 15 Year, 5.50%, 8/1/15	7,123,862	7,319,621
Pool 555439 15 Year, 6.00%, 3/1/18	17,121,877	17,709,069
Pool 555932 15 Year, 6.00%, 4/1/18	23,462,036	24,265,641
Pool 589416 15 Year, 6.00%, 7/1/16	8,759,574	9,059,721
Pool 70255, 7.50%, 9/1/07	391,306	400,361
Pool 725049 15 Year, 5.50%, 2/1/18	28,715,746	29,499,672
Pool 725074 15 Year, 6.50%, 11/1/18	23,327,336	24,293,075
Pool 725197 15 Year, 6.50%, 1/1/18	36,561,188	38,074,800
Pool 725240 15 Year, 6.00%, 3/1/18	28,530,667	29,508,271
Pool 725255 15 Year, 6.00%, 3/1/16	42,175,629	43,633,029
Pool 725271 15 Year, 6.00%, 2/1/19	99,226,863	102,626,872
Pool 725272 15 Year, 6.00%, 1/1/19	43,213,108	44,693,805
Pool 725273 15 Year, 6.00%, 12/1/15	26,467,942	27,382,555
Pool 725417 15 Year, 6.50%, 4/1/18	89,875,302	93,596,087
Pool 725511 15 Year, 6.50%, 6/1/18	62,185,013	64,759,436
Pool 725512 15 Year, 6.50%, 3/1/17	26,725,370	27,831,784
Pool 725513 15 Year, 6.00%, 12/1/18	19,495,668	20,174,335
Pool 725518 15 Year, 7.50%, 8/1/17	35,785,100	37,885,908
Pool 725582 20 Year, 6.50%, 5/1/22	11,577,690	11,941,210
Pool 725678 15 Year, 6.00%, 2/1/19	44,718,330	46,250,604
Pool 725680 15 Year, 6.50%, 7/1/17	42,194,212	43,941,028
Pool 725767 15 Year, 6.00%, 7/1/19	36,765,828	38,025,610
Pool 725810 15 Year, 6.00%, 8/1/19	29,358,832	30,364,813
Pool 725879 15 Year, 6.00%, 8/1/19	49,508,568	51,204,300
Pool 735067 15 Year, 6.00%, 1/1/19	43,303,633	44,787,433
Pool 735070 20 Year, 6.50%, 10/1/24	42,113,892	43,768,851
Pool 735369 20 Year, 6.50%, 4/1/19	52,131,214	54,271,343
Pool 735481 15 Year, 6.00%, 8/1/18	10,033,949	10,378,062
Pool 735482 15 Year, 6.00%, 2/1/19	14,362,149	14,854,268
Pool 735492 15 Year, 6.00%, 11/1/17	94,935,819	98,240,648
Pool 735523 15 Year, 6.00%, 12/1/19	97,744,465	101,093,680
Pool 735593 15 Year, 6.00%, 8/1/19	27,004,680	27,929,996
Pool 789278 15 Year, 6.50%, 6/1/17	19,405,424	20,202,748
Fannie Mae Multifamily DUS
Pool 160329, 7.15%, 10/1/15	5,799,255	6,557,175
Pool 323822, 6.512%, 7/1/09	7,889,586	8,430,772
Pool 545059, 6.227%, 5/1/11	39,752,199	43,160,161
Pool 545209, 6.124%, 10/1/11	43,865,752	47,570,512
Pool 545685, 6.017%, 4/1/12	29,363,141	31,751,972

	PAR VALUE	VALUE
Fannie Mae Multifamily DUS (continued)
Pool 555191, 4.828%, 2/1/13	$25,231,605	$25,903,673
Freddie Mac
Group 18-8028, 8.00%, 1/1/08	23,821	24,558
Group 26-0671, 8.25%, 5/1/09	1,000	1,015
Group 27-2784, 7.25%, 1/1/08	679	689
Group 29-0537, 8.00%, 5/1/09	27,812	28,292
Group 29-2668, 8.00%, 8/1/09	21,801	22,123
Group 53-0142, 7.50%, 10/1/08	10,722	10,968
Freddie Mac Gold
Group (GN) G80061, 7.90%, 2/17/21	4,037,321	4,332,618
Group C90457 20 Year, 6.50%, 7/1/21	4,731,565	4,920,675
Group C90544 20 Year, 6.50%, 4/1/22	3,408,916	3,543,122
Group E00543 15 Year, 6.00%, 4/1/13	1,970,246	2,037,223
Group E00549 15 Year, 6.00%, 5/1/13	1,260,374	1,303,219
Group E00592 15 Year, 6.00%, 12/1/13	12,945,588	13,385,663
Group E00593 15 Year, 5.50%, 11/1/13	28,670,199	29,452,910
Group E00659 15 Year, 6.00%, 4/1/14	7,015,646	7,254,137
Group E01007 15 Year, 6.00%, 8/1/16	17,894,959	18,502,806
Group E01127 15 Year, 6.50%, 2/1/17	4,753,184	4,946,289
Group E01138 15 Year, 6.50%, 3/1/17	5,195,233	5,406,779
Group E78398 15 Year, 6.50%, 7/1/14	10,495,988	10,922,469
Group E81526 15 Year, 6.50%, 11/1/14	1,494,428	1,555,150
Group E85740 15 Year, 5.50%, 10/1/16	7,951,273	8,165,567
Group G01635, 7.00%, 4/1/31	38,479,974	40,653,799
Group G10139 15 Year, 7.00%, 11/1/08	298,888	308,469
Group G10446 15 Year, 6.50%, 2/1/11	1,162,639	1,209,313
Group G10692 15 Year, 6.50%, 6/1/12	2,385,204	2,481,078
Group G11029 15 Year, 6.50%, 4/1/12	2,634,699	2,740,470
Group G11068 15 Year, 7.00%, 12/1/11	2,042,346	2,138,769
Group G11090 15 Year, 6.00%, 2/1/15	5,225,977	5,403,630
Group G11115 15 Year, 7.00%, 3/1/12	985,899	1,032,445
Group G11122 15 Year, 6.50%, 5/1/16	20,073,420	20,886,246
Group G11185 15 Year, 5.50%, 10/1/16	10,527,933	10,811,670
Group G11191 15 Year, 6.00%, 12/1/13	2,210,013	2,285,013
Group G11283 15 Year, 6.50%, 5/1/17	15,035,132	15,645,954
Group G11287 15 Year, 6.00%, 8/1/17	35,889,097	37,110,953
Group G11288 15 Year, 6.50%, 6/1/17	20,814,742	21,660,368
Group G11336 15 Year, 6.00%, 6/1/17	8,601,117	8,893,945
Group G11375 15 Year, 5.50%, 7/1/14	17,529,133	18,007,687
Group G11392 15 Year, 6.00%, 1/1/18	20,824,516	21,533,493
Group G11409 15 Year, 6.00%, 5/1/17	37,472,807	38,745,663
Group G11421 15 Year, 6.50%, 12/1/17	5,380,171	5,598,747
Group G11430 15 Year, 6.50%, 12/1/17	30,771,358	32,021,484
Group G11431 15 Year, 6.00%, 2/1/18	9,342,956	9,660,312
Group G11459 15 Year, 6.50%, 8/1/17	8,604,545	8,954,116
Group G11493 15 Year, 6.50%, 9/1/18	12,689,218	13,206,682
Group G11521 15 Year, 6.00%, 12/1/17	35,343,626	36,544,159
Group G11601 15 Year, 6.00%, 2/1/19	24,479,637	25,310,466
Ginnie Mae
Pool 289199, 7.80%, 6/15/20	258,615	278,949
Pool 289202, 7.80%, 7/15/20	266,929	287,886
Pool 289205, 7.80%, 7/15/20	244,515	260,250
Pool 296207, 7.80%, 8/15/20	730,418	787,820
Pool 296211, 7.80%, 9/15/20	358,031	386,024

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Ginnie Mae (continued)
Pool 296214, 7.80%, 10/15/20	$273,075	$290,910
Pool 303672, 7.80%, 11/15/20	309,858	334,059
Pool 303676, 7.80%, 1/15/21	792,520	849,132
Pool 307695, 7.80%, 1/15/21	442,785	477,386
Pool 780139, 7.50%, 5/15/25	4,289,568	4,583,491
Pool 780337, 7.25%, 2/15/06	10,358	10,372
Pool 780490 15 Year, 7.00%, 4/15/09	1,453,254	1,499,205
Pool 780710, 7.50%, 9/15/17	888,091	952,053
Pool 781321, 7.50%, 11/15/24	6,817,450	7,319,774
Pool 781454, 7.00%, 5/15/28	3,497,213	3,720,231

		2,265,998,370
PRIVATE LABEL CMO & REMIC SECURITIES: 0.3%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4 8.50%, 6/25/34(b)	22,081,560	23,863,239

		2,855,198,723
ASSET-BACKED SECURITIES: 0.1%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/08	6,313,947	6,422,504
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/08	5,334,742	5,430,440

		11,852,944
CORPORATE: 28.6%
FINANCIALS: 5.2%
BankAmerica Capital II(a) 8.00%, 12/15/26, Callable 2006	7,640,000	8,259,581
BankAmerica Capital Trust VI(a) 5.625%, 3/8/35	21,450,000	22,061,347
Boston Properties, Inc.
6.25%, 1/15/13	50,036,000	54,518,475
5.625%, 4/15/15	34,195,000	35,906,631
Citicorp Capital Trust I(a) 7.933%, 2/15/27, Callable 2007	6,375,000	6,914,861
Citicorp Capital Trust II(a) 8.015%, 2/15/27	10,300,000	11,188,972
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,065,000	4,343,672
EOP Operating Limited Partnership(c)
6.80%, 1/15/09	17,240,000	18,477,315
7.00%, 7/15/11	20,463,000	22,690,745
5.875%, 1/15/13	37,700,000	39,714,198
4.75%, 3/15/14	46,900,000	45,980,995
JPMorgan Chase (Bank One) 7.625%, 8/1/05	12,905,000	12,943,483
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	19,130,000	27,142,237

	PAR VALUE	VALUE
Safeco Corp.
7.25%, 9/1/12	$17,873,000	$20,644,316
4.875%, 2/1/10	15,115,000	15,364,125
St. Paul Travelers Companies, Inc. 8.125%, 4/15/10	21,425,000	24,743,625
UnumProvident Corp.
7.19%, 2/1/28	9,060,000	8,450,443
7.625%, 3/1/11	40,405,000	43,420,829
7.375%, 6/15/32	25,470,000	25,605,144
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	15,370,000	15,217,545

		463,588,539
INDUSTRIALS: 22.5%
Amerada Hess Corp.
6.65%, 8/15/11	1,850,000	2,035,779
7.875%, 10/1/29	30,120,000	38,056,710
AT&T Corp.
9.05%, 11/15/11	37,705,000	43,455,012
9.75%, 11/15/31	113,325,000	147,464,156
CIGNA Corp.
7.00%, 1/15/11	13,565,000	15,204,222
6.375%, 10/15/11	28,650,000	31,491,708
7.65%, 3/1/23	1,140,000	1,392,977
7.875%, 5/15/27	27,615,000	35,606,035
Comcast Corp. 5.30%, 1/15/14	66,930,000	68,804,575
Cox Communications, Inc. 5.45%, 12/15/14	57,715,000	58,908,258
Dillard’s, Inc.
7.375%, 6/1/06	4,875,000	4,984,688
6.625%, 11/15/08	3,335,000	3,368,350
7.13%, 8/1/18	21,715,000	21,172,125
7.75%, 7/15/26	19,600,000	19,257,000
7.75%, 5/15/27	11,423,000	11,223,098
7.00%, 12/1/28	8,425,000	7,793,125
Dow Chemical Co.
4.027%, 9/30/09(b)	37,862,000	37,175,070
7.375%, 11/1/29	10,400,000	13,431,818
Electronic Data Systems Corp. 6.50%, 8/1/13	50,815,000	51,949,546
Ford Motor Credit Co.
5.80%, 1/12/09	30,250,000	28,716,204
7.375%, 10/28/09	10,100,000	9,869,589
7.375%, 2/1/11	19,465,000	18,960,934
7.25%, 10/25/11	152,995,000	147,222,193
General Electric Co. 5.00%, 2/1/13	9,155,000	9,452,629
GMAC
6.125%, 1/22/08	4,510,000	4,365,761
5.125%, 5/9/08	2,030,000	1,908,058
7.75%, 1/19/10	27,875,000	27,249,039
6.875%, 9/15/11	204,090,000	188,393,030

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments (unaudited)	June 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
HCA, Inc.
8.75%, 9/1/10	$54,595,000	$62,047,763
7.875%, 2/1/11	33,675,000	37,052,232
6.25%, 2/15/13	24,895,000	25,445,503
6.75%, 7/15/13	15,025,000	15,847,499
5.75%, 3/15/14	28,675,000	28,548,371
Health Net, Inc. 9.875%, 4/15/11	55,368,000	65,866,936
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	36,833,201
International Paper Co. 5.25%, 4/1/16	26,725,000	26,528,063
Lockheed Martin Corp. 7.65%, 5/1/16	15,025,000	18,674,032
May Department Stores Co.
7.625%, 8/15/13	7,105,000	8,289,496
7.60%, 6/1/25	13,500,000	16,043,076
6.70%, 9/15/28	17,350,000	19,178,534
8.75%, 5/15/29	31,677,000	43,007,008
7.875%, 3/1/30	35,505,000	44,897,848
6.90%, 1/15/32	25,465,000	29,061,982
7.875%, 8/15/36, Callable 2016	7,825,000	9,168,740
Raytheon Co. 6.75%, 8/15/07	6,756,000	7,087,571
6.15%, 11/1/08	3,024,000	3,190,870
6.55%, 3/15/10	10,150,000	10,989,963
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	79,305,000	99,043,142
7.70%, 5/1/32	58,790,000	74,370,702
Wyeth
5.50%, 3/15/13	10,070,000	10,598,182
5.50%, 2/1/14	87,215,000	91,898,184
Wyeth (American Home Products) 6.95%, 3/15/11	8,155,000	9,113,792
Xerox Corp.
9.75%, 1/15/09	44,100,000	50,108,625
7.125%, 6/15/10	72,640,000	77,270,800
6.875%, 8/15/11	25,150,000	26,659,000
7.20%, 4/1/16	17,346,000	18,733,680

		2,014,466,484
TRANSPORTATION: 0.9%
Burlington Northern Santa Fe Railway 7.57%, 1/2/21	12,590,628	15,017,346
CSX Transportation, Inc. 9.75%, 6/15/20	10,072,000	14,566,046
Fedex Corp. 6.72%, 1/15/22	8,360,511	9,542,019
Norfolk Southern Corp. 9.75%, 6/15/20	13,908,000	20,214,346
Union Pacific Corp.
6.70%, 2/23/19	13,675,253	15,212,077
6.85%, 1/2/19	6,224,335	7,030,262

		81,582,096

		2,559,637,119

TOTAL FIXED-INCOME SECURITIES (Cost $8,394,141,912)		8,546,227,819

SHORT-TERM INVESTMENTS: 4.6%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$44,688,589	$44,688,589
State Street Repurchase Agreement, 2.65%, 7/1/05, maturity value $243,613,931 (collateralized by U.S. Treasury Securities, value $248,471,013 3.625%-8.875%, 5/15/13-8/15/17)	243,596,000	243,596,000
U.S. Treasury Bills, 9/15/05	125,000,000	124,226,806

TOTAL SHORT-TERM INVESTMENTS (Cost $412,511,395)		412,511,395

TOTAL INVESTMENTS (Cost $8,806,653,307)	99.9%	8,958,739,214
OTHER ASSETS LESS LIABILITIES	0.1%	8,400,350

TOTAL NET ASSETS	100.0%	$8,967,139,564

(a)	Cumulative Preferred Securities
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2005, all such securities in total represented $61,038,309 or 0.7% of total net assets.
(c)	EOP Operating LP is operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Statement of Assets and Liabilities (unaudited)
June 30, 2005
Assets:
Investments, at value (cost $8,806,653,307)	$8,958,739,214
Receivable for investments sold	2,311,353
Receivable for paydowns on mortgage-backed securities	5,998
Receivable for Fund shares sold	15,373,960
Dividends and interest receivable	88,818,473
Prepaid expenses and other assets	16,115

9,065,265,113

Liabilities:
Payable for investments purchased	90,170,908
Payable for Fund shares redeemed	4,370,246
Management fees payable	2,930,735
Accounts payable	653,660

98,125,549

Net Assets	$8,967,139,564

Net Assets Consist of:
Paid in capital	$8,857,622,097
Undistributed net investment income	11,613,819
Undistributed net realized loss on investments	(54,182,259)
Net unrealized appreciation on investments	152,085,907

$8,967,139,564

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	701,053,778
Net asset value per share	$12.79

Statement of Operations (unaudited)
Six Months Ended June 30, 2005
Investment Income:
Interest	$182,238,736

Expenses:
Management fees	16,818,580
Custody and fund accounting fees	86,161
Transfer agent fees	972,717
Professional services	54,145
Shareholder reports	231,891
Registration fees	227,649
Trustees’ fees	58,126
Miscellaneous	33,684

18,482,953

Net Investment Income	163,755,783

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain	19,844,210
Net change in unrealized appreciation	(36,568,350)

Net realized and unrealized loss	(16,724,140)

Net Increase in Net Assets from Operations	$147,031,643

Statement of Changes in Net Assets (unaudited)
	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$163,755,783	$242,536,193
Net realized gain	19,844,210	16,364,800
Net change in unrealized appreciation	(36,568,350)	(14,505,944)

Net increase in net assets from operations	147,031,643	244,395,049

Distributions to Shareholders from:
Net investment income	(175,781,549)	(289,903,700)
Net realized gain	—	—

Total distributions	(175,781,549)	(289,903,700)

Fund Share Transactions:
Proceeds from sale of shares	1,709,536,090	3,644,938,350
Reinvestment of distributions	150,821,380	249,578,904
Cost of shares redeemed	(734,664,518)	(1,676,183,293)

Net increase from Fund share transactions	1,125,692,952	2,218,333,961

Total increase in net assets	1,096,943,046	2,172,825,310

Net Assets:
Beginning of period	7,870,196,518	5,697,371,208

End of period (including undistributed net investment income of $11,613,819 and $2,334,451, respectively)	$8,967,139,564	$7,870,196,518

Share Information:
Shares sold	133,368,983	282,927,918
Distributions reinvested	11,869,302	19,509,574
Shares redeemed	(57,334,343)	(130,172,563)

Net increase in shares outstanding	87,903,942	172,264,929

9 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements (unaudited)

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and paydown gains and losses. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees. All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Dodge & Cox Income Fund / 10

Notes to Financial Statements (unaudited) (continued)

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Income Tax Information and Distributions to Shareholders

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of short-term realized gains and paydown losses. At June 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the period ended June 30, 2005 were characterized as follows for federal income tax purposes:

Ordinary income ($0.26 per share)	$175,781,549
Long-term capital gain	—

Total distributions ($0.26 per share)	$175,781,549

At June 30, 2005, the tax basis components of net assets were as follows:

Unrealized appreciation	$204,155,625
Unrealized depreciation	(52,069,718)

Net unrealized appreciation	152,085,907
Undistributed ordinary income	11,613,819
Accumulated capital loss	(54,182,259)
Paid-in capital	8,857,622,097

Net assets	$8,967,139,564

Accumulated capital loss consists of the following components:

Capital loss carry forward
Expiring in 2011	$14,093,589
Expiring in 2012	32,528,048
Capital loss realized during the period ended June 30, 2005	7,560,622

$54,182,259

Note 4 — Purchase and Sales of Investments

For the period ended June 30, 2005, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $445,348,272 and $377,188,560, respectively. For the period ended June 30, 2005, purchases and sales of U.S. government securities aggregated $2,260,890,144 and $442,488,691, respectively.

11 / Dodge & Cox Income Fund

Financial Highlights (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2005	2004	2003	2002	2001	2000
Net asset value, beginning of period	$12.84	$12.92	$12.77	$12.20	$11.80	$11.40

Income from investment operations:
Net investment income	0.27	0.54	0.60	0.66	0.74	0.77
Net realized and unrealized gain (loss)	(0.06)	(0.08)	0.15	0.62	0.46	0.41

Total from investment operations	0.21	0.46	0.75	1.28	1.20	1.18

Distributions to shareholders from:
Net investment income	(0.26)	(0.54)	(0.60)	(0.66)	(0.74)	(0.78)
Net realized gain	—	—	—	(0.05)	(0.06)	—

Total distributions	(0.26)	(0.54)	(0.60)	(0.71)	(0.80)	(0.78)

Net asset value, end of period	$12.79	$12.84	$12.92	$12.77	$12.20	$11.80

Total return	1.66%	3.64%	5.97%	10.75%	10.32%	10.70%
Ratios/supplemental data:
Net assets, end of period (millions)	$8,967	$7,870	$5,697	$3,405	$1,512	$1,021
Ratio of expenses to average net assets	0.44%*	0.44%	0.45%	0.45%	0.45%	0.46%
Ratio of net investment income to average net assets	3.91%*	3.61%	3.93%	5.38%	6.18%	6.67%
Portfolio turnover rate	14%	30%	41%	31%	40%	34%

*	Annualized.

Dodge & Cox Income Fund / 12

Fund’s Holdings

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800/SEC-0330 (general SEC number). A complete list of the Funds’ quarter-end holdings are also available at www.dodgeandcox.com on or about 15 days following each quarter-end and remains available on the web site until the list is updated for the subsequent quarter.

Proxy Voting

For a free copy of the Fund’s proxy voting policies and procedures, please call (800) 621-3979, visit www.dodgeandcox.com, or visit the Securities and Exchange Commission’s web site at www.sec.gov. Beginning August 31, 2005, information regarding how Dodge & Cox, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the most recent twelve-month period ending June 30 will be available at www.dodgeandcox.com or the SEC’s web site at www.sec.gov.

13 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 14

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to the registrant’s principal executive officer and principal financial officer, is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. Disclosure required in registrant’s annual Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As of the end of the reporting period, the registrant did not have in place formal written procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees; however, the registrant’s Statement of Additional Information provides that the registrant’s Governance Committee will consider shareholder recommendations for trustee nominees, and shareholders may send recommendations to the Secretary of the registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to the registrant’s annual Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman - Principal Executive Officer

Date August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Harry R. Hagey
Harry R. Hagey
Chairman - Principal Executive Officer

By	/s/ John M. Loll
John M. Loll
Treasurer – Principal Financial Officer

Date August 19, 2005